                                                            Rule 497(c)
                                                              File No.: 33-40771
                                                              File No.: 881-5502

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                          COMSTOCK PARTNERS FUNDS, INC.
                         COMSTOCK PARTNERS STRATEGY FUND
PROSPECTUS             COMSTOCK PARTNERS CAPITAL VALUE FUND      AUGUST 28, 1997

    COMSTOCK PARTNERS FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund"). This prospectus describes these portfolios (each, a "Fund" and collectively, the "Funds"), each having its own investment objective and policies.

    COMSTOCK PARTNERS STRATEGY FUND'S investment objective is to maximize total return, consisting of capital appreciation and current income, over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Strategy Fund is classified as a non-diversified portfolio.

    COMSTOCK PARTNERS CAPITAL VALUE FUND'S investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund invests in a wide range of equity and debt securities and money market instruments. The Capital Value Fund is classified as a diversified portfolio.

    There can be no assurance that the Funds will achieve their investment objectives. See "Investment Objectives and Policies."

    Comstock Partners, Inc. serves as the investment adviser (the "Investment Adviser") to each Fund.

    By this Prospectus, the Company is offering two classes of shares of the Strategy Fund (Class A and Class C), and four classes of shares of the Capital Value Fund (Class A, Class B, Class C and Class R). Class O shares of the Strategy Fund are no longer issued by the Company except in connection with the reinvestment of dividends on outstanding Class O shares of the Strategy Fund. See "Alternative Purchase Methods."

    You can purchase or redeem all classes of shares by telephone using the TeleTransfer Privilege. See "Purchase of Fund Shares" and "Redemption of Shares."
                               ------------------

    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. A Statement of Additional Information dated August 28, 1997 (which may be revised from time to time), containing additional information about the Funds (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Company. The Statement of Additional Information is available without charge and can be obtained by sending your request in writing to 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-554-4611. Other shareholder inquiries with respect to the Funds can be made by calling this number.
                               ------------------

    AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, AS DESCRIBED UNDER "RISK FACTORS" IN THE PROSPECTUS SUMMARY AND UNDER "INVESTMENT OBJECTIVES AND POLICIES," WHICH INVESTORS SHOULD CONSIDER CAREFULLY BEFORE INVESTING. INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               PROSPECTUS SUMMARY
THE COMPANY

     The Company is an open-end, management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund. See "The Company."

COMSTOCK PARTNERS STRATEGY FUND

     The Strategy Fund's investment objective is to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. Although at all times the Strategy Fund will invest at least 65% of its total assets in debt securities, the Strategy Fund has the ability to invest in a wide range of securities and instruments, including equity securities and derivatives, and may move in and out of markets quickly and decisively when the Investment Adviser believes that economic conditions warrant. The Strategy Fund will not invest more than 25% of its total assets in debt securities that are not rated at least A or higher by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or, if not rated, are determined by the Investment Adviser to be of comparable quality. The Strategy Fund will not necessarily invest in securities with the highest current yield permitted by the Strategy Fund's investment policies if the Investment Adviser believes that the differences in yield and the potential for capital gain are not sufficient to justify the greater risks involved. There can be no assurance that the Strategy Fund will achieve its investment objective. See "Investment Objectives and Policies--Comstock Partners Strategy Fund."

COMSTOCK PARTNERS CAPITAL VALUE FUND

     The Capital Value Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Capital Value Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. The Investment Adviser will have broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Capital Value Fund, which is classified as a diversified portfolio, will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Fund's permitted investment types at all times. The Capital Value Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Capital Value Fund may invest up to 65% of its assets in securities of foreign issuers. There can be no assurance that the Capital Value Fund will achieve its investment objective. See "Investment Objective and Policies--Comstock Partners Capital Value Fund."

INVESTMENT ADVISER

     Comstock Partners, Inc. is each Fund's Investment Adviser and is responsible for the management of each Fund's investment portfolio. The Investment Adviser was formed in October 1986 and has served as the investment adviser to the Strategy Fund since its commencement of operations in May of 1988, and as sub-investment adviser to the predecessor to the Capital Value Fund, Dreyfus Capital Value Fund, Inc. (the "Dreyfus Capital Value Fund"), from April 30, 1987 until the Capital Value Fund's commencement of operations on July 25, 1996. In addition, the Investment Adviser provides investment advisory services through discretionary accounts. It is the publisher of the Comstock Investment Strategy Review and the Comstock Investment Strategy Commentary, investment strategy publications furnished to subscribers.

     Under the Investment Advisory Agreement with respect to the Strategy Fund, the Company, on behalf of the Strategy Fund, pays the Investment Adviser an annual fee computed daily and paid monthly at the rate of .60 of 1% of the Strategy Fund's average daily net assets. Under the Investment Advisory Agreement with respect to the Capital Value Fund, the Company, on behalf of the Capital Value Fund, pays the Investment Adviser an annual fee computed daily and paid monthly at the following annual rates: .40 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .45 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion. See "Management Arrangements."

SUB-INVESTMENT ADVISER

     The Dreyfus Corporation (the "Sub-Investment Adviser") provides sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, and a Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the relevant Fund and provides investment research and other advice regarding the relevant Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. In addition, the Sub-Investment Adviser acts as administrator to the Capital Value Fund. For such sub-advisory services relating to the Strategy Fund, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets. For such sub-advisory and administration services relating to the Capital Value Fund, the Sub-Investment Adviser is entitled to receive an annual fee computed daily and paid monthly by the Company, on behalf of the Fund, at the following annual rates: .35 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .30 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion. See "Management Arrangements."

PURCHASE OF SHARES

     The Company offers you two methods of purchasing Strategy Fund shares (Class A and Class C shares) and four methods of purchasing Capital Value Fund shares (Class A, Class B, Class C and Class R shares) so that you may choose the Class of shares of the Strategy Fund or the Capital Value Fund that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Orders for purchases of Capital Value Fund Class R shares, however, may be placed only for certain eligible investors as described below.

     Class A shares of each Fund are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase (which may be reduced or waived for certain purchases). See "Alternative Purchase Methods." These shares are subject to an annual service and distribution fee at the rate of .25 of 1% of the value of the average daily net assets of Class A of the Strategy Fund or the Capital Value Fund, as the case may be. See "Service and Distribution Plans."

     Class B shares of the Capital Value Fund and Class C shares of each Fund are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund whose shares were purchased. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem those shares within six years of purchase. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "Purchase of Fund Shares" and "Redemption of Shares." Class B and Class C shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of that Class of the relevant Fund, and an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of that Class of the relevant Fund. See "Service and Distribution Plans." The distribution and service fees paid by Class B or Class C of a Fund will cause such Classes to have a higher expense ratio and to pay lower dividends than Class A of the same Fund.

     Approximately six years after the date of purchase, Capital Value Fund Class B shares automatically will convert to Class A shares of the Capital Value Fund, based on the relative net asset values for shares of each such Class, and will no longer be subject to the Class B service and distribution fees, but will be subject to the Class A service and distribution fee. Capital Value Fund Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Capital Value Fund Class B shares, in the proportion that a shareholder's Capital Value Fund Class B shares converting to Class A shares bears to the total Class B shares of the Capital Value Fund not acquired through the reinvestment of dividends and distributions.

     Class R shares of the Capital Value Fund may not be purchased directly by individuals, although eligible institutions may purchase Class R shares of the Capital Value Fund for certain accounts maintained by individuals. Capital Value Fund Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Capital Value Fund Class R shares are not subject to an annual service fee or distribution fee.

REDEMPTION OF SHARES

     Each Fund redeems each Class of its shares at its respective next determined net asset value subject, in the case of Class B shares and Class C shares, to any applicable CDSC. The Funds impose no charges (other than any applicable CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of shares of the Funds. See "Redemption of Shares" and "Net Asset Value."

DIVIDENDS AND DISTRIBUTIONS

     The Strategy Fund intends to pay dividends monthly and to distribute substantially all of its net investment income. Net realized capital gains, if any, will be distributed at least annually. The Capital Value Fund ordinarily pay dividends from net investment income and distributes net realized securities gains, if any, once a year. Each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Capital Value Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

     Shareholders of each Fund will receive dividends and distributions on their shares of a Fund in additional shares of the same Class of that Fund (without a sales charge) or may elect to receive all dividends and distributions in cash. See "Dividends, Distributions and Taxes."

RISK FACTORS

     There is no assurance that the Funds will achieve their investment objectives, and investment in the Funds should not be considered a complete investment program. Investors should note that the Funds have the ability to invest in a wide range of securities and instruments, and the Investment Adviser may substantially change the composition of the Fund's investment portfolio from time to time.

     The Strategy Fund will not invest more than 25% of its total assets in debt securities that are not rated at least A or higher by either Moody's or by S&P, or, if not rated, are determined by the Investment Adviser to be of comparable quality. With respect to such 25%, the Strategy Fund may invest in debt securities rated as low as C by Moody's or S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. The Capital Value Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Capital Value Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency (i.e.securities rated C by Moody's or D by S&P). The Capital Value Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P.

     Securities that are rated below Baa/BBB and comparable unrated securities are commonly referred to as "junk bonds." Normally such securities provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuer) and are regarded as speculative in nature. The market price and yield of certain lower rated debt securities are more volatile than those of higher rated securities and tend to be more sensitive to economic conditions, including interest rate fluctuations, than are higher rated securities.

     The Strategy Fund may invest without limit, and the Capital Value Fund may invest up to 65% of its assets, in foreign securities, including securities of emerging market issuers. The Funds' investments in foreign and emerging market securities involve certain other considerations and risks not typically associated with investing in domestic securities, including greater price volatility; uncertainties regarding future social, political and economic developments; the possible imposition of foreign withholding or brokerage taxes or exchange controls; risks of seizure or expropriation; the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards; higher transaction costs and possible delays or problems with settlement; limited liquidity and relatively small market capitalization of securities markets; high rates of inflation and interest; less government supervision of exchanges, brokers and issuers; difficulty in enforcing contractual obligations; and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Funds' investments may be denominated.

     Each of the Funds utilizes certain investment strategies commonly referred to as derivatives, such as trading in futures, options and foreign currencies, for speculative purposes (i.e. to seek to generate additional income or gains) and/or to hedge against either a decline in the value of certain securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. Derivatives often fluctuate in value more than the securities or other instruments on which they are based, and relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. See "Investment Objectives and Policies-- Other Investment Policies--Certain Additional Investments and Investment Strategies."

     As a "non-diversified" investment company, the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Funds may be more susceptible to any single economic, political or regulatory occurrence than more widely diversified funds.

     In addition to the instruments and strategies described above, the Funds may invest in a wide range of equity securities as well as participations, stripped mortgage-backed securities, structured investments, and illiquid or restricted securities, and may lend portfolio securities and enter into repurchase agreements, each of which involves certain additional risks. The Capital Value Fund may also, among other things, invest in assignments and forward commitments and may also sell short portfolio securities. For a more complete discussion of the risks associated with an investment in the Funds, see "Investment Objectives and Policies" and "Risk Factors."

                              THE FUNDS' EXPENSES

                        COMSTOCK PARTNERS STRATEGY FUND

     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will incur either directly or indirectly as a holder of Class A or Class C shares of the Strategy Fund. The amounts listed are based on the Fund's fiscal year ended April 30, 1997.

                                                     CLASS A      CLASS C
                                                     -------      -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)...............      4.50%         None
  Maximum Deferred Sales Charge Imposed on
     Redemptions (as a percentage of the amount
     subject to charge)..........................      None*        1.00%
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily net assets)
  Management Fees................................       .60%         .60%
  Administrative Fees............................       .23%         .23%
  12b-1 Fees**...................................       .25%        1.00%
  Other Expenses***..............................       .35%         .31%
                                                     -------      -------
     Total Fund Operating Expenses...............      1.43%        2.14%
                                                     -------      -------
                                                     -------      -------

EXAMPLE

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:

                                                 CLASS A      CLASS C
                                                 -------      -------
    1 Year...................................     $  59        $  32
    3 Years..................................     $  88        $  67
    5 Years..................................     $ 120        $ 115
    10 Years.................................     $ 209        $ 247

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and no redemption:

                                                 CLASS A      CLASS C
                                                 -------      -------
    1 Year...................................     $  59        $  22
    3 Years..................................     $  88        $  67
    5 Years..................................     $ 120        $ 115
    10 Years.................................     $ 209        $ 247

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  * A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

 ** Includes service and distribution fees payable pursuant to the Company's
    Class A and Class C Service and Distribution Plans. See "Service and Distribution Plans."

*** "Other Expenses" includes custodial and transfer agency fees, certain shareholder administrative fees, insurance, legal and accounting fees, printing and mailing costs, registration fees, interest expense and dividends on securities sold short, and fees payable to directors who are not
                                       8



    affiliated with the Investment Adviser, the Sub-Investment Adviser or the Distributor.

                      COMSTOCK PARTNERS CAPITAL VALUE FUND

     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will incur either directly or indirectly as a holder of Class A, Class B, Class C or Class R shares of the Capital Value Fund. The amounts listed are based on the fiscal year ended April 30, 1997.

                                         CLASS A    CLASS B    CLASS C    CLASS R
                                         -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................    4.50%       None       None       None
  Maximum Deferred Sales Charge Im-
     posed on Redemptions (as a
     percentage of the amount subject
     to charge)                            None*      4.00%      1.00%       None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily
 net assets)
  Management Fees......................     .75%       .75%       .75%       .75%
  12b-1 Fees**.........................     .25%      1.00%      1.00%      None
  Other Expenses***....................     .79%       .78%       .79%       .82%
                                         -------    -------    -------    -------
     Total Fund Operating Expenses.....    1.79%      2.53%      2.54%      1.57%
                                         -------    -------    -------    -------
                                         -------    -------    -------    -------

EXAMPLE

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:

                                     CLASS A    CLASS B    CLASS C    CLASS R
                                     -------    -------    -------    -------
    1 Year.........................   $  62      $  66      $  36      $  16
    3 Years........................   $  99      $ 109      $  79      $  50
    5 Years........................   $ 138      $ 155      $ 135      $  86
    10 Years.......................   $ 246      $ 252+     $ 288      $ 187

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and no redemption:

                                     CLASS A    CLASS B    CLASS C    CLASS R
                                     -------    -------    -------    -------
    1 Year.........................   $  62      $  26      $  26      $  16
    3 Years........................   $  99      $  79      $  79      $  50
    5 Years........................   $ 138      $ 135      $ 135      $  86
    10 Years.......................   $ 246      $ 252+     $ 288      $ 187

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  * A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

 ** Includes service and distribution fees payable pursuant to the Company's
    Class A, Class B and Class C Service and Distribution Plans. See "Service and Distribution Plans."

*** "Other Expenses" includes custodial and transfer agency fees, certain shareholder administrative fees, insurance, legal and accounting fees,
                                       9



    printing and mailing costs, registration fees, interest expense and dividends on securities sold short, and fees payable to directors who are not affiliated with the Investment Adviser, the Sub-Investment Adviser or the Distributor.

  + Ten-year figure assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.

                            ------------------------


     The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear, whether directly or indirectly, the payment of which will reduce investors' investment return on an annual basis. The information in the foregoing tables does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, EACH FUND'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%. For a more complete discussion of the Funds' fees and expenses, see "Management Arrangements" and "Service and Distribution Plans."


     Long-term holders of mutual fund shares which bear Rule 12b-1 fees, such as the Company's Class A, Class B and Class C shares, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in shares of the Funds; such fees are not reflected in the foregoing tables. See "Management Arrangements," "Purchase of Fund Shares,""Redemption of Shares" and "Service and Distribution Plans."

     The Company understands that banks, brokers, dealers or other financial institutions (including Mellon Bank, N.A., the parent company of the Sub-Investment Adviser, and its affiliates) (collectively, "Service Agents") may charge fees to their clients who are owners of shares of the Funds for various services provided in connection with a client's account. These fees would be in addition to any amounts received by a Service Agent under its Selling Agreement with the Distributor.

                              FINANCIAL HIGHLIGHTS

                        COMSTOCK PARTNERS STRATEGY FUND

     The following per share data and ratios, which should be read in conjunction with the financial statements of the Strategy Fund contained in the Funds' Statement of Additional Information, set forth certain information concerning the investment results for a Class O, Class A or Class C share of the Strategy Fund outstanding throughout the periods presented, as applicable. All outstanding shares of the Fund were denominated Class O shares effective on July 15, 1992. Prior to August 1, 1991, the Company was a closed-end investment company and the Strategy Fund was the sole portfolio. The Company converted to an open-end investment company effective as of August 1, 1991. The data presented for periods prior to August 1, 1991 reflect the Strategy Fund's operations as a closed-end investment company. Past results are not predictive of future results. The financial information in the following table for the years ended April 30, 1996 and April 30, 1997 has been audited by Ernst & Young LLP whose report thereon appears in the Statement of Additional Information. The financial information for each of the seven years in the period ended April 30, 1995 has been audited by other auditors whose reports thereon were unqualified.

                                                                                                                   FOR THE
                                                                                                                     YEAR
                                                                                     FOR THE YEAR                   ENDED
                                                                                        ENDED                       APRIL
                                                                                    APRIL 30, 1997                 30, 1996
                                                                          ----------------------------------       --------
                                                                          CLASS O      CLASS A      CLASS C        CLASS O
                                                                          --------     -------     ---------       --------
 NET ASSET VALUE, BEGINNING OF PERIOD.................................    $   8.78     $  8.78      $  8.77        $   9.10
                                                                          --------     -------     ---------       --------
 INCOME FROM INVESTMENT OPERATIONS
 Investment income--net...............................................        0.78        0.54         0.45            0.76
 Realized and unrealized gain (loss) on investments, put options
   purchased and foreign currency transactions--net...................       (1.19)      (0.96)       (0.95)          (0.53)
                                                                          --------     -------     ---------       --------
   Total from investment operations...................................       (0.41)      (0.42)       (0.50)           0.23
                                                                          --------     -------     ---------       --------
 LESS DIVIDENDS
 Dividends from investment income--net................................       (0.47)      (0.46)       (0.41)          (0.55)
 Dividends from realized gains on foreign currency transactions.......       (0.13)      (0.13)       (0.12)             --
 Dividends from realized capital gains................................          --          --           --              --
                                                                          --------     -------     ---------       --------
 Total dividends......................................................       (0.60)      (0.59)       (0.53)          (0.55)
                                                                          --------     -------     ---------       --------
 NET ASSET VALUE, END OF PERIOD.......................................    $   7.77     $  7.77      $  7.74        $   8.78
                                                                          --------     -------     ---------       --------
                                                                          --------     -------     ---------       --------
 Total investment return(1)...........................................       (4.85)%     (5.10)%      (5.94)%          2.66%
 RATIOS/SUPPLEMENTARY DATA
 Net assets, end of period (000)......................................    $134,719     $43,327      $13,020        $224,148
 Ratio of expenses to average net assets..............................        1.18%       1.43%        2.14%           1.23%
 Ratio of net investment income to average net assets.................        6.80%       6.55%        5.81%           6.56%
 Portfolio turnover rate..............................................         126%        126%         126%             96%
 Average commission rate paid(5)......................................    $ 0.0600     $0.0600      $0.0600             N/A


                                                                                                        FOR THE YEAR
                                                                                                           ENDED
                                                                                                       APRIL 30, 1995
                                                                                                    --------------------
                                                                        CLASS A     CLASS C++       CLASS O      CLASS A
                                                                        -------     ---------       --------     -------
 NET ASSET VALUE, BEGINNING OF PERIOD.................................  $  9.10      $  9.00        $   9.40     $  9.41
                                                                        -------     ---------       --------     -------
 INCOME FROM INVESTMENT OPERATIONS
 Investment income--net...............................................     0.57         0.37            0.66        0.52
 Realized and unrealized gain (loss) on investments, put options
   purchased and foreign currency transactions--net...................    (0.36)       (0.22)          (0.44)      (0.34)
                                                                        -------     ---------       --------     -------
   Total from investment operations...................................     0.21         0.15            0.22        0.18
                                                                        -------     ---------       --------     -------
 LESS DIVIDENDS
 Dividends from investment income--net................................    (0.53)       (0.38)          (0.52)      (0.49)
 Dividends from realized gains on foreign currency transactions.......       --           --              --          --
 Dividends from realized capital gains................................       --           --              --          --
                                                                        -------     ---------       --------     -------
 Total dividends......................................................    (0.53)       (0.38)          (0.52)      (0.49)
                                                                        -------     ---------       --------     -------
 NET ASSET VALUE, END OF PERIOD.......................................  $  8.78      $  8.77        $   9.10     $  9.10
                                                                        -------     ---------       --------     -------
                                                                        -------     ---------       --------     -------
 Total investment return(1)...........................................     2.40%        1.96%(3)        2.39%       1.94%
 RATIOS/SUPPLEMENTARY DATA
 Net assets, end of period (000)......................................  $53,652      $   317        $329,624     $65,874
 Ratio of expenses to average net assets..............................     1.48%        2.28%(4)        1.14%       1.46%
 Ratio of net investment income to average net assets.................     6.33%        5.79%(4)        6.19%       5.83%
 Portfolio turnover rate..............................................       96%          96%            100%        100%
 Average commission rate paid(5)......................................      N/A          N/A             N/A         N/A

------------------------------
+    Class A shares were introduced on July 15, 1992.
++   Class C shares were introduced on August 1, 1995.
*    Commencement of operations.
(1) Total investment returns exclude the effects of sales load and assume reinvestment of dividends and distributions. Total investment returns prior to August 1, 1991 reflect performance of the Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.
(2) Total investment return is presented for the year ended April 30, 1993. For the period prior to July 15, 1992, total investme nt return does not reflect service and distribution fees because such fees were not paid during that period.
(3) Total investment return is presented for the year ended April 30, 1996. For the period prior to August 1, 1995, total investm ent return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expens es borne by Class C shares.
(4)  Annualized.
(5) For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                                                FOR THE YEAR              FOR THE YEAR           FOR THE YEAR
                                                                    ENDED                     ENDED                 ENDED
                                                               APRIL 30, 1994            APRIL 30, 1993         APRIL 30, 1992
                                                            ---------------------     ---------------------     --------------
                                                            CLASS O      CLASS A      CLASS O      CLASS A+        CLASS O
                                                            --------     --------     --------     --------     --------------
 NET ASSET VALUE, BEGINNING OF PERIOD.....................  $   9.27     $   9.27     $   9.56     $   9.55        $   9.48
                                                            --------     --------     --------     --------     --------------
 INCOME FROM INVESTMENT OPERATIONS
 Investment income--net...................................      0.77         0.68         0.90         0.64            0.80
 Realized and unrealized gain (loss) on investments, put
   options purchased and foreign currency
   transactions--net......................................      0.15         0.22        (0.39)       (0.28)           0.08
                                                            --------     --------     --------     --------     --------------
   Total from investment operations.......................      0.92         0.90         0.51         0.36            0.88
                                                            --------     --------     --------     --------     --------------
 LESS DIVIDENDS
 Dividends from investment income--net....................     (0.77)       (0.74)       (0.75)       (0.64)          (0.76)
 Dividends from realized gains on foreign currency
   transactions...........................................     (0.02)       (0.02)       (0.05)          --           (0.04)
 Dividends from realized capital gains....................        --           --           --           --              --
                                                            --------     --------     --------     --------     --------------
 Total dividends..........................................     (0.79)       (0.76)       (0.80)       (0.64)          (0.80)
                                                            --------     --------     --------     --------     --------------
 NET ASSET VALUE, END OF PERIOD...........................  $   9.40     $   9.41     $   9.27     $   9.27        $   9.56
                                                            --------     --------     --------     --------     --------------
                                                            --------     --------     --------     --------     --------------
 Total investment return(1)...............................     10.13%        9.91%        5.70%        5.42%(2)        9.59%
 RATIOS/SUPPLEMENTARY DATA
 Net assets, end of period (000)..........................  $464,937     $ 91,454     $548,514     $ 23,492        $810,700
 Ratio of expenses to average net assets..................      1.07%        1.40%        1.06%        1.41%(4)        1.11%
 Ratio of net investment income to average net assets.....      7.57%        6.85%        8.95%        8.74%(4)        8.03%
 Portfolio turnover rate..................................        31%          31%          56%          56%             89%
 Average commission rate paid(5)..........................       N/A          N/A          N/A          N/A             N/A

                                                             FOR THE YEAR       FOR THE YEAR       FOR THE PERIOD
                                                                ENDED              ENDED            MAY 26, 1988*
                                                            APRIL 30, 1991     APRIL 30, 1990     TO APRIL 30, 1989
                                                            --------------     --------------     -----------------
                                                               CLASS O            CLASS O              CLASS O
                                                            --------------     --------------     -----------------
 NET ASSET VALUE, BEGINNING OF PERIOD.....................    $    10.07         $     9.86          $      9.34
                                                            --------------     --------------     -----------------
 INCOME FROM INVESTMENT OPERATIONS
 Investment income--net...................................          0.84               0.75                 0.74
 Realized and unrealized gain (loss) on investments, put
   options purchased and foreign currency
   transactions--net......................................         (0.09)              0.49                 0.47
                                                            --------------     --------------     -----------------
   Total from investment operations.......................          0.75               1.24                 1.21
                                                            --------------     --------------     -----------------
 LESS DIVIDENDS
 Dividends from investment income--net....................         (0.84)             (0.77)               (0.67)
 Dividends from realized gains on foreign currency
   transactions...........................................            --                 --                   --
 Dividends from realized capital gains....................         (0.50)             (0.26)               (0.02)
                                                            --------------     --------------     -----------------
 Total dividends..........................................         (1.34)             (1.03)               (0.69)
                                                            --------------     --------------     -----------------
 NET ASSET VALUE, END OF PERIOD...........................    $     9.48         $    10.07          $      9.86
                                                            --------------     --------------     -----------------
                                                            --------------     --------------     -----------------
 Total investment return(1)...............................          8.66%             13.10%               13.34%
 RATIOS/SUPPLEMENTARY DATA
 Net assets, end of period (000)..........................    $1,200,644         $1,273,600          $ 1,247,023
 Ratio of expenses to average net assets..................          0.93%              0.89%                0.89%(4)
 Ratio of net investment income to average net assets.....          8.78%              7.16%                8.20%(4)
 Portfolio turnover rate..................................            16%                40%                  38%
 Average commission rate paid(5)..........................           N/A                N/A                  N/A

------------------------------
+    Class A shares were introduced on July 15, 1992.
++   Class C shares were introduced on August 1, 1995.
*    Commencement of operations.
(1) Total investment returns exclude the effects of sales load and assume reinvestment of dividends and distributions. Total investment returns prior to August 1, 1991 reflect performance of the Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.
(2) Total investment return is presented for the year ended April 30, 1993. For the period prior to July 15, 1992, total investment return does not reflect service and distribution fees because such fees were not paid during that period.
(3) Total investment return is presented for the year ended April 30, 1996. For the period prior to August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by Class C shares.
(4)  Annualized.
(5) For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                       13

                      COMSTOCK PARTNERS CAPITAL VALUE FUND


     The following per share data and ratios, which should be read in conjunction with the financial statements of the Capital Value Fund contained in the Statement of Additional Information, set forth certain information concerning the investment results for a Class A, Class B, Class C or Class R share of the Capital Value Fund outstanding throughout the periods presented, as applicable, including information with respect to the Dreyfus Capital Value Fund, the predecessor to the Capital Value Fund. The Capital Value Fund commenced operations on July 25, 1996. Past results are not predictive of future results. The financial information in the following table has been audited by Ernst & Young LLP, whose report thereon is included in the Funds' Statement of Additional Information.

                                                                                      CLASS A SHARES
                                                           --------------------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------------------------------
                                                           1987(1)     1988(1)     1989(1)     1990(1)       1991        1992
                                                           --------    --------    --------    --------    --------    --------
PER SHARE DATA:
 Net asset value, beginning of period...................   $   9.54    $  12.84    $  12.68    $  14.42    $  15.08    $  12.97
                                                           --------    --------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
 Investment income--net(2)..............................        .07         .58         .90         .89         .73         .40
 Net realized and unrealized gain (loss) on investments,
   put options purchased, futures transactions, short
   sale transactions and foreign currency
   transactions(2)......................................       3.59        (.18)       1.60         .61        (.89)       (.39)
                                                           --------    --------    --------    --------    --------    --------
    Total from Investment Operations....................       3.66         .40        2.50        1.50        (.16)        .01
                                                           --------    --------    --------    --------    --------    --------
DISTRIBUTIONS:
 Dividends from investment income--net(2)...............       (.03)       (.15)       (.76)       (.84)       (.99)       (.57)
 Dividends from net realized gain on investments(2).....       (.33)       (.41)         --          --        (.96)         --
                                                           --------    --------    --------    --------    --------    --------
    Total Distributions.................................       (.36)       (.56)       (.76)       (.84)      (1.95)       (.57)
                                                           --------    --------    --------    --------    --------    --------
 Net asset value, end of period.........................   $  12.84    $  12.68    $  14.42    $  15.08    $  12.97    $  12.41
                                                           --------    --------    --------    --------    --------    --------
                                                           --------    --------    --------    --------    --------    --------
 Total Investment Return(3).............................      39.72%       3.29%      20.95%      10.53%       (.70%)      (.02%)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses to average net assets......       1.50%       1.24%       1.22%       1.20%       1.19%       1.19%
 Ratio of interest expense and dividends on securities
   sold short to average net assets.....................        .15%        .13%        .03%        .26%        .49%        .39%
 Ratio of net investment income to average net assets...       2.25%       6.08%       6.93%       6.64%       5.58%       2.83%
 Decrease reflected in above expense ratios due to
   expense reimbursements...............................        .29%         --          --          --          --          --
 Portfolio Turnover Rate................................        102%         56%         19%         63%        154%        344%
 Average commission rate paid(5)........................        N/A         N/A         N/A         N/A         N/A         N/A
 Net Assets, end of period (000's Omitted)..............   $139,796    $502,442    $607,192    $741,267    $755,450    $537,392


                                                                                               SEVEN MONTHS
                                                                                                  ENDED           YEAR ENDED
                                                            1993        1994        1995      APRIL 30, 1996    APRIL 30, 1997
                                                          --------    --------    --------    --------------    --------------
PER SHARE DATA:
 Net asset value, beginning of period...................  $  12.41    $  11.42    $  11.88       $  10.61          $  10.54
                                                          --------    --------    --------    --------------    --------------
INVESTMENT OPERATIONS:
 Investment income--net(2)..............................       .24         .24         .36            .22               .59
 Net realized and unrealized gain (loss) on investments,
   put options purchased, futures transactions, short
   sale transactions and foreign currency
   transactions(2)......................................      (.62)        .46       (1.37)           .17             (1.92)
                                                          --------    --------    --------    --------------    --------------
    Total from Investment Operations....................      (.38)        .70       (1.01)           .39             (1.33)
                                                          --------    --------    --------    --------------    --------------
DISTRIBUTIONS:
 Dividends from investment income--net(2)...............      (.61)       (.24)       (.26)          (.46)             (.59)
 Dividends from net realized gain on investments(2).....        --          --          --             --                --
                                                          --------    --------    --------    --------------    --------------
    Total Distributions.................................      (.61)       (.24)       (.26)          (.46)             (.59)
                                                          --------    --------    --------    --------------    --------------
 Net asset value, end of period.........................  $  11.42    $  11.88    $  10.61       $  10.54          $   8.62
                                                          --------    --------    --------    --------------    --------------
                                                          --------    --------    --------    --------------    --------------
 Total Investment Return(3).............................     (2.70%)      6.14%      (8.58%)         3.81%           (12.97%)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses to average net assets......      1.23%       1.21%       1.24%           .75%(4)          1.28%
 Ratio of interest expense and dividends on securities
   sold short to average net assets.....................       .45%        .39%        .45%           .18%(4)           .51%
 Ratio of net investment income to average net assets...      1.94%       2.06%       3.61%          2.13%(4)          6.16%
 Decrease reflected in above expense ratios due to
   expense reimbursements...............................        --          --          --             --                --
 Portfolio Turnover Rate................................        42%         46%         55%            56%              399%
 Average commission rate paid(5)........................       N/A         N/A         N/A       $  .0531          $  .0313
 Net Assets, end of period (000's Omitted)..............  $412,316    $402,708    $271,052       $241,472          $160,834


------------------

(1) Per share data restated to reflect a 100% stock dividend at the close of business on February 16, 1990.

(2) Per share data for 1987 has been restated for comparative purposes.

(3) Total Investment Return excludes the effects of sales loads and assumes reinvestment of dividends and distributions. Total Investment Returns for periods less than one full year are not annualized.

(4) Not annualized.

(5) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                                      CLASS B SHARES
                                          ---------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                          ---------------------------------------
                                            1993(1)        1994          1995
                                          -----------   -----------   -----------
PER SHARE DATA:
 Net asset value, beginning of period...  $     10.58   $     11.32   $     11.69
INVESTMENT OPERATIONS:
 Investment income--net.................          .03           .23           .31
 Net realized and unrealized gain (loss)
   on investments, put options
   purchased, futures transactions,
   short sale transactions and foreign
   currency transactions................          .71           .38         (1.38)
                                          -----------   -----------   -----------
    Total from Investment Operations....          .74           .61         (1.07)
                                          -----------   -----------   -----------
DISTRIBUTIONS:
 Dividends from investment
   income--net..........................           --          (.24)         (.21)
 Dividends from net realized gain on
   investments..........................           --            --            --
                                          -----------   -----------   -----------
    Total Distributions.................           --          (.24)         (.21)
                                          -----------   -----------   -----------
 Net asset value, end of period.........  $     11.32   $     11.69   $     10.41
                                          -----------   -----------   -----------
                                          -----------   -----------   -----------
 Total Investment Return(2).............         6.99%         5.35%        (9.27%)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses to average
   net assets...........................         1.49%(3)      1.99%         1.99%
 Ratio of interest expense and dividends
   on securities sold short to average
   net assets...........................          .31%(3)       .40%          .45%
 Ratio of net investment income to
   average net assets...................          .83%(3)      1.39%         2.86%
 Decrease reflected in above expense
   ratios due to expense
   reimbursements.......................           --            --            --
 Portfolio Turnover Rate................           42%           46%           55%
 Average commission rate paid(4)........          N/A           N/A           N/A
 Net Assets, end of period (000's
   Omitted).............................  $    30,378   $   108,532   $    87,847

                                             SEVEN
                                            MONTHS
                                             ENDED      YEAR ENDED
                                           APRIL 30,     APRIL 30,
                                             1996          1997
                                          -----------   -----------
PER SHARE DATA:
 Net asset value, beginning of period...  $   10.41     $   10.38
INVESTMENT OPERATIONS:
 Investment income--net.................        .18           .54
 Net realized and unrealized gain (loss)
   on investments, put options
   purchased, futures transactions,
   short sale transactions and foreign
   currency transactions................        .16         (1.93)
                                          ---------     ---------
    Total from Investment Operations....        .34         (1.39)
                                          ---------     ---------
DISTRIBUTIONS:
 Dividends from investment
   income--net..........................       (.37)         (.54)
 Dividends from net realized gain on
   investments..........................         --            --
                                          ---------     ---------
    Total Distributions.................      (.37)          (.54)
                                          ---------     ---------
 Net asset value, end of period.........  $   10.38     $    8.45
                                          ---------     ---------
                                          ---------     ---------
 Total Investment Return(2).............       3.36%       (13.69%)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses to average
   net assets...........................       1.18%(3)      2.03%
 Ratio of interest expense and dividends
   on securities sold short to average
   net assets...........................        .19%(3)       .50%
 Ratio of net investment income to
   average net assets...................       1.70%(3)      5.52%
 Decrease reflected in above expense
   ratios due to expense
   reimbursements.......................         --            --
 Portfolio Turnover Rate................         56%(3)       399%
 Average commission rate paid(4)........    $ .0531       $ .0313
 Net Assets, end of period (000's
   Omitted).............................    $81,786       $64,671

------------------

(1) From January 15, 1993 (commencement of initial offering) to September 30, 1993.

(2) Total Investment Return excludes the effects of sales loads and assumes reinvestment of dividends and distributions. Total Investment Returns for periods less than one full year are not annualized

(3) Not annualized.

(4) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                                                                            CLASS C
                                                                    -------------------------------------------------------
                                                                    PERIOD ENDED         SEVEN MONTHS
                                                                    SEPTEMBER 30,           ENDED              YEAR ENDED
                                                                       1995(1)          APRIL 30, 1996       APRIL 30, 1997
                                                                    -------------       --------------       --------------
PER SHARE DATA:
       Net asset value, beginning of period...................         $ 10.64              $10.41               $10.24
                                                                    -------------       --------------       --------------
INVESTMENT OPERATIONS:
       Investment income--net.................................             .02                 .44                  .57
       Net realized and unrealized gain (loss) on investments,
       put options purchased, futures transactions, short sale
       transactions and foreign currency transactions.........            (.25)               (.12)               (1.91)
                                                                    -------------       --------------       --------------
       Total from Investment Operations.......................            (.23)                .32                (1.34)
                                                                    -------------       --------------       --------------
DISTRIBUTIONS:
       Dividends from investment income--net..................              --                (.49)                (.59)
                                                                    -------------       --------------       --------------
       Net asset value, end of period.........................         $ 10.41              $10.24               $ 8.31
                                                                    -------------       --------------       --------------
                                                                    -------------       --------------       --------------
       Total Investment Return (2)............................           (2.26%)(3)           3.30%(3)           (13.47%)(3)
Ratios/Supplemental Data:
       Ratio of operating expenses to average net assets......             .26%(3)            1.28%(3)             2.07%(3)
       Ratio of interest expense and dividends on securities
     sold short to average net assets.........................             .06%(3)             .18%(3)              .47%(3)
       Ratio of net investment income to average net assets...             .23%(3)            1.71%(3)             6.02%(3)
       Portfolio Turnover Rate................................              55%(3)              56%(3)              399%(3)
       Average commission rate paid(4)........................             N/A              $.0531               $.0313
       Net Assets, end of period (000's omitted)..............         $     1              $3,531               $7,271

                                                                                        CLASS R
                                                                -------------------------------------------------------
                                                                PERIOD ENDED         SEVEN MONTHS
                                                                SEPTEMBER 30,           ENDED              YEAR ENDED
                                                                   1995(1)          APRIL 30, 1996       APRIL 30, 1997
                                                                -------------       --------------       --------------
PER SHARE DATA:
       Net asset value, beginning of period...................     $ 10.84              $10.62               $10.53
                                                                -------------       --------------       --------------
INVESTMENT OPERATIONS:
       Investment income--net.................................         .04                 .30                  .82(5)
       Net realized and unrealized gain (loss) on investments,
     put options purchased, futures transactions, short sale
     transactions and foreign currency transactions...........        (.26)                .09                (2.13)(5)
                                                                -------------       --------------       --------------
       Total from Investment Operations.......................        (.22)                .39                (1.31)(5)
                                                                -------------       --------------       --------------
DISTRIBUTIONS:
       Dividends from investment income--net..................          --                (.48)                (.60)
                                                                -------------       --------------       --------------
       Net asset value, end of period.........................     $ 10.62              $10.53               $ 8.62
                                                                -------------       --------------       --------------
                                                                -------------       --------------       --------------
       Total Investment Return (2)............................       (2.03%)(3)           3.97%(3)           (12.83%)
Ratios/Supplemental Data:
       Ratio of operating expenses to average net assets......         .14%(3)             .61%(3)             1.19%
       Ratio of interest expense and dividends on securities
         sold short to average net assets.....................         .04%(3)             .17%(3)              .38%
       Ratio of net investment income to average net assets...         .38%(3)            2.28%(3)             8.65%
       Portfolio Turnover Rate................................          55%(3)              56%(3)              399%
       Average commission rate paid(4)........................         N/A              $.0531               $.0313
       Net Assets, end of period (000's omitted)..............     $     1              $    1               $  117


--------------------------------------------------------------------------------

(1)   From August 22, 1995 (commencement of initial offering) to September 30,
      1995.

(2) Total Investment Return excludes the effects of sales loads and assumes reinvestment of dividends and distributions. Total Investment Returns for periods less than one full year are not annualized.

(3)   Not annualized.

(4) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(5)   Based on average shares outstanding.

                          ALTERNATIVE PURCHASE METHODS

     Investors are offered two different methods of purchasing shares of the Strategy Fund (Class A and Class C shares) and four different methods of purchasing shares of the Capital Value Fund (Class A, Class B, Class C and Class R shares) so an investor may chose the Class of shares of a Fund that best suits his or her needs, given the amount of purchase, the length of time the investor expects to hold the shares, and any other relevant circumstances. Orders for purchases of Capital Value Fund Class R shares, however, may be placed only for certain eligible investors as described below. Each Strategy Fund share represents an interest in the Strategy Fund, and each Capital Value Fund share represents an interest in the Capital Value Fund, in proportion to its net asset value.

     Class A shares (Strategy Fund and Capital Value Fund). Class A shares of each Fund are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "Purchase of Fund Shares." Class A shares of each Fund are subject to an annual 12b-1 fee at the rate of .25 of 1% of the value of the average daily net assets of Class A of the respective Fund. See "Service and Distribution Plans."

     Class B shares (Capital Value Fund). Class B shares of the Capital Value Fund are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Capital Value Fund. Class B shares are subject to a maximum 4% CDSC, which is assessed only if you redeem Class B shares within six years of purchase. See "Purchase of Fund Shares" and "Redemption of Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B and an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B. See "Service and Distribution Plans." The distribution fee paid by Class B shares of the Capital Value Fund will cause such Class to have a higher expense ratio and to pay lower dividends than Class A shares of the Capital Value Fund. Approximately six years after the date of purchase, Capital Value Fund Class B shares automatically will convert to Capital Value Fund Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the Class B service and distribution fees, but will be subject to the Class A service and distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class C shares (Strategy Fund and Capital Value Fund). Class C shares of each Fund are sold at net asset value per share, and are subject to a 1% CDSC, which is assessed only if Class C shares are redeemed within one year of purchase. See "Redemption of Shares--Contingent Deferred Sales Charge --Class C shares." Class C shares are subject to an annual distribution fee at the rate of
 .75 of 1% of the value of the average daily net assets of Class C of the respective Fund. Class C shares are also subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class C of the respective Fund. Class C shares also bear additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements. See "The Funds' Expenses" and "Service and Distribution Plans--Class C shares." The fees and expenses paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A of the respective Fund.

     Class R shares (Capital Value Fund.) Class R shares of the Capital Value Fund may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.

     The decision as to which Class of shares of the relevant Fund is more beneficial to you depends on the amount and the intended length of your investment. For example (assuming in the case of the Capital Value Fund that you are not eligible to purchase Class R shares), you should consider whether, during the anticipated life of your investment in the applicable Fund, the accumulated distribution fee and CDSC, if any, on Class B (in the case of the Capital Value Fund only) or Class C shares of the Fund would be less than the initial sales charge on Class A shares of the applicable Fund purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A of the Fund. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B (in the case of the Capital Value Fund only) or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Capital Value Fund Class C shares have a shorter CDSC period than Capital Value Fund Class B shares, Class C shares do not have a conversion feature, and, therefore, are subject to an ongoing distribution fee.
                                       19

Thus, Class B shares of the Capital Value Fund may be more attractive than Class C shares of the Capital Value Fund to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in a Fund's shares, but will not be appropriate for investors who invest less than $50,000 in a Fund's shares.

                                  THE COMPANY

     The Company is an open-end, management investment company registered under the 1940 Act and currently consists of two separate portfolios: the Strategy Fund, a non-diversified portfolio, and Capital Value Fund, a diversified portfolio. The Company was incorporated under the laws of the State of Maryland on March 14, 1988 as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the "Reorganization"). The Capital Value Fund commenced operations upon the consummation of the Reorganization.

     The Company's principal office is located at 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648.

                       INVESTMENT OBJECTIVES AND POLICIES

                        COMSTOCK PARTNERS STRATEGY FUND

     The Strategy Fund's investment objective is to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The total return on a portfolio of debt securities is a combination of interest income or current yield and the change in the market value of the securities or capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

     The Investment Adviser believes that there exist three distinct components of risk pertaining to investment in debt securities and the total return available therefrom. Credit risk involves the ability of the issuer of a debt security to make timely payment of principal and interest, and the impairment or perceived impairment of that ability will ordinarily be reflected by a decline in the market value of the debt securities of such issuer. Interest rate risk involves the change in the market value of debt securities that normally
                                       20
occurs as a consequence of changes in the prevailing level of interest rates. In the case of rising interest rates, the market value of debt securities will ordinarily decline; conversely, in the case of declining interest rates, the market value of debt securities will ordinarily rise. In both cases, the degree of decline or rise will be dependent upon the length of maturity of such debt securities, assuming no change in creditworthiness of the issuer. During periods in which interest rates are rising, the total return to shareholders may be diminished by capital losses to the extent that the Strategy Fund is invested in debt securities of longer maturity that are more sensitive to fluctuations in interest rates. During periods in which interest rates are falling, the Fund's total return may be subject to reinvestment rate risk to the extent that the Fund is invested in debt securities of shorter maturities or debt securities containing call provisions that are less price sensitive to fluctuations in interest rates and consequently fail to provide sufficient capital gains to offset the lower rates of income available for the continuing investment of the Fund's assets.

     In implementing its strategy, the Investment Adviser intends to emphasize investments which maximize total return in light of these three risk components. As a result, the Investment Adviser will consider whether particular debt securities contain call provisions or are otherwise subject to prepayment of principal which might force reinvestment at lower interest rate levels. The Investment Adviser will also consider the extent to which changes in the perception of the issuer's creditworthiness may affect the market value of such issuer's debt securities. Additionally, the Investment Adviser will consider the maturity of particular debt securities in light of anticipated interest rate movements.

     In attempting to achieve its total return objective, the Investment Adviser will evaluate the current yield of debt securities as well as the credit, interest rate and reinvestment risks. The Fund will not necessarily invest in securities with the highest current yield permitted by the Fund's investment policies if the Investment Adviser believes that the differences in yield and the potential for capital gain are not sufficient to justify the greater risks involved. The Investment Adviser believes that its investment policies tend to minimize credit and reinvestment risks and, therefore, that the Fund offers investors the potential for total return which exceeds that available through continuous investment in debt securities offering the highest available current yield. There can be no assurance that the Fund will achieve its investment objective.

     Although at all times the Fund will invest at least 65% of its total assets in debt securities, the Fund has the ability to invest in a wide range of securities and instruments, including equity securities and derivatives, and may move in and out of markets quickly and decisively when the Investment Adviser believes that economic conditions warrant. At times deemed appropriate by the Investment Adviser, the Fund may invest up to 35% of its total assets in equity securities of domestic and foreign issuers, for the purposes of
                                       21
enhancing the total return of the Fund's shareholders through the realization of capital gain and/or dividend income. The investment philosophy of the Investment Adviser is based on the premise that all asset classes move in cycles. The Investment Adviser seeks to identify those asset classes which represent value, but have disappointed investors in the past, and looks for signals as to when this trend may reverse. The Investment Adviser also seeks to identify those asset classes that have benefitted investors over the years, but are overvalued and poised for a correction. This strategy allows the Investment Adviser to adjust the composition of the Fund's portfolio to seek the optimal investment allocation to achieve the Fund's investment objective. For further information about certain portfolio securities of the Fund, see "Other Investment Policies--Certain Additional Investments and Investment Strategies" below.

     The Fund's debt securities may include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. At any time, the Fund may hold a substantial portion of its assets in foreign debt obligations and other foreign securities. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges, traded in the over-the-counter market or privately placed. The Fund may invest in governments of, or companies whose principal activities are in, emerging markets.

     During periods in which the Investment Adviser perceives the possibility of significant risk of loss of shareholders' capital, the maturity structure of the portfolio may be altered so that up to 100% of the Fund's assets are invested in short-term debt obligations, including, but not limited to, United States Treasury bills, commercial paper and bank obligations.

                      COMSTOCK PARTNERS CAPITAL VALUE FUND

     The Capital Value Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. The Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Fund may invest up to 65% of its assets in securities of foreign issuers. There can be no assurance that the Fund's investment objective will be achieved.

     The Investment Adviser has broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Fund will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Fund's permitted investment types at all times. Thus, during the course of a business cycle, for example, the
                                       22

Fund may invest solely in equity securities, debt securities or money market instruments, or in a combination of these classes of investments. The asset allocation mix for the Fund will be determined by the Investment Adviser at any given time in light of its assessment of current economic conditions and investment opportunities. The asset allocation mix selected will be a primary determinant of the Fund's investment performance.

     The Fund generally seeks to invest in securities that the Investment Adviser has determined offer above average potential for total return. In making this determination, the Investment Adviser takes into account factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities. The Fund will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.

     The Fund generally invests in United States equity and debt securities, including convertible securities, that are listed on securities exchanges or traded in the over-the-counter market. The Fund typically purchases a debt security if the Investment Adviser believes that the yield and potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges, traded in the over-the-counter market or privately placed. The Fund may invest in companies whose principal activities are in, or governments of, emerging markets.

     The Fund also may purchase to a limited extent securities representing the right to receive the capital appreciation above a certain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts. The percentage of the Fund's assets that may be invested in shares of unit investment trusts is subject to the limitations on investments in other investment companies described below under "Certain Additional Investments and Investment Strategies--Other Investment Companies."

     The money market instruments in which the Fund may invest include: U.S. Government securities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper of any rating; and repurchase agreements involving U.S. Government securities. The Fund may invest up to 100% of its assets in money market instruments, but at no time will the Fund's investments in bank obligations, including time deposits, exceed 25% of its assets. See "Certain Additional Investments and Investment Strategies" below.

OTHER INVESTMENT POLICIES

     Each Fund's debt securities may include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions and finance companies and supranational organizations. Normally, securities that are rated Baa or lower by Moody's or BBB or lower by S&P, commonly referred to as "junk bonds", provide yields superior to those or more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher-rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in a Fund should not be considered as a complete investment program and may not be appropriate for all investors. See "Risk Factors" for a discussion of certain risks.

     In determining whether a Fund should invest in particular debt securities, the Investment Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody's or S&P or other recognized rating agencies. The judgment of the Investment Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

     Certain of the debt securities in which the Funds may invest may be zero coupon or other original issue discount securities which pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity. See "Certain Additional Investments and Investment Strategies--Zero Coupon Securities and Discount Obligations."

     The Strategy Fund will not invest more than 25% of its total assets in debt securities that are not rated at least A or higher by either Moody's or
                                       24

S&P or, if not rated, are determined by the Investment Adviser to be of comparable quality. With respect to such 25%, the Strategy Fund may invest in debt securities rated as low as C by Moody's or S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. In the event the Strategy Fund has invested in debt securities which are subsequently downgraded to a rating below C by Moody's or S&P, the Investment Adviser will consider such downgrading in determining whether or not the Strategy Fund will dispose of such securities although the Strategy Fund will not be required to dispose of any such securities.

     The Capital Value Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Capital Value Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating services (i.e., securities rated C by Moody's or D by S&P). Low-rated and unrated securities have special risks relating to the ability of the Fund to receive timely, or perhaps ultimate, payment of principal and interest. They are considered to have speculative characteristics and to be of poor quality; some obligations in which the Capital Value Fund may invest, such as debt securities rated D by S&P, may be in default. The Capital Value Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's and BB or lower by S&P.

     Equity securities in which the Funds may invest include common and preferred stock (including convertible preferred stock), depository receipts, equity interests in trusts, partnerships, joint ventures or similar enterprises and equity warrants and rights. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative.

     The Funds may invest in both United States and foreign debt and equity securities, including securities of emerging market issuers. The Strategy Fund may invest without limitation in any country when consistent with its investment policies, including, where applicable, its credit quality standards. The Capital Value Fund may invest up to 65% of its assets in any foreign country when consistent with the Fund's investment policies, including, where applicable, its credit quality standards. Investing in foreign and emerging market securities involves considerations and certain risks not typically associated with investing in United States securities. See "Risk Factors."

     The Strategy Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Since a relatively high percentage of the Strategy Fund's assets may be invested in the obligations of a limited number of issuers and each Fund may invest in a limited number of industries, the Funds may be more susceptible to any single economic, political or regulatory occurrence than more widely diversified funds. However, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes-- Taxes-General." To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year,
(i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in securities of the United States Government, its agencies or instrumentalities are not subject to these limitations.

     In many instances, the Investment Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. See the Statement of Additional Information for a description of the rating policies of Moody's and S&P. In analyzing unrated debt securities or preferred stock, the Investment Adviser may consider the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Investment Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

     Each Fund's investment objective is a fundamental policy that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities, as defined under "Capital Stock" in the Statement of Additional Information.

CERTAIN ADDITIONAL INVESTMENTS AND INVESTMENT STRATEGIES

     Each of the Funds may also make certain additional investments and employ certain other investment strategies and techniques as set forth below:

     Derivatives Transactions-Options, Futures and Currencies. Each of the Funds is authorized to use certain investment strategies commonly referred
                                       26
to as derivatives, such as trading in options, futures and foreign currencies. A Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices for speculative purposes or for the purpose of hedging its portfolio. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and options thereon, a Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. A Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. Neither of the Funds is a commodity pool and all futures and related options transactions engaged in by a Fund will constitute bona fide hedging or other permissible transactions in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission; provided, however, that a Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time a Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. Each Fund may also enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, each Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Investment Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

     In addition to the limitations set forth in the preceding paragraph relating to the use of futures and options on futures, the Funds have adopted certain additional policies relating to derivatives transactions. The Strategy
                                       27

Fund will not enter into a derivatives transaction involving the instruments described in the preceding paragraph for speculative purposes if, immediately after giving effect to such transaction, the amount of the Strategy Fund's net exposure under all such derivatives transactions would exceed 15% of the Strategy Fund's total assets. For purposes of the foregoing policy, the Strategy Fund's net exposure is measured by the market value of the relevant instruments, after giving effect to any offsetting positions. There is no comparable limitation on the Strategy Fund's ability to enter into derivatives transactions for hedging purposes. The Capital Value Fund will not purchase put or call options if, immediately after giving effect to such purchase, the value of put and call options held by the Capital Value Fund would exceed 5% of the value of its net assets. The Capital Value Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written. Because the foregoing limitations apply only at the time a Fund enters into a transaction, the value of a Fund's holdings or its net exposure under the relevant instruments may be significantly more or less than at the time of its initial investment.

     The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by a Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Funds generally expect that their options and futures transactions will be conducted on recognized securities and commodities exchanges. In certain instances, however, the Funds may purchase and sell stock options in the over-the-counter market. A Fund's ability to terminate stock option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the Securities and Exchange Commission generally considers over-the-counter options to be illiquid. There can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Expenses and losses incurred as a result
                                       28
of derivatives strategies will reduce a Fund's current return. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. For a further discussion of options, futures and currency transactions, including certain additional risks associated therewith, see "Additional Information Concerning Portfolio Activities--Options, Futures and Currency Transactions" in the Funds' Statement of Additional Information. Certain provisions of the Code may limit the ability of a Fund to quickly liquidate options, futures and currency positions in which significant unrealized gains have developed when the Investment Adviser deems it appropriate to realize the gains. For a discussion of certain tax implications associated with such investment techniques, see "Additional Information Concerning Taxes."

     Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for the Funds. Before entering into such transactions or making any such investment, the Funds will provide appropriate disclosure in their prospectus or statement of additional information.

     Leverage Through Borrowing. The Capital Value Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements described below. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Capital Value Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

     Among the forms of borrowing in which the Capital Value Fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

     Short Selling. The Capital Value Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will
                                       29
incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The Capital Value Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. No securities will be sold short by the Capital Value Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class. In addition to the short sales discussed above, the Capital Value Fund may make short sales "against the box," a transaction in which the Capital Value Fund enters into a short sale of a security which the Capital Value Fund owns. The Capital Value Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

     Lending Portfolio Securities. From time to time, in order to generate additional income, the Funds may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, the Fund lending the securities will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     Forward Commitments. The Funds may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time a Fund enters into the commitment. The Funds will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Funds may sell these securities before the settlement date if it is deemed advisable.
                                       30

The Funds will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

     Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Funds to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of liquid assets at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at such Fund's custodian bank. Purchasing securities on a when-issued or forward commitment basis when that Fund is fully or almost fully invested may result in greater potential fluctuations in the value of that Fund's net assets and its net asset value per share.

     Securities of Emerging Markets Issuers. Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market. In emerging markets, the Funds may purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Securities and Loan Participations and Assignments (as defined below).

     Brady Bonds and Emerging Market Governmental Obligations. Each Fund may invest in emerging market governmental debt obligations commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary
                                       31

Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. Brady Bonds issued to date have traded at a deep discount from their face value. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Funds invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Other Investment Policies--Certain Additional Investments and Investment Strategies--Zero Coupon Securities and Discount Obligations."For a further discussion of Brady Bonds, see "Additional Information Concerning Portfolio Activities--Brady Bonds" in the Statement of Additional Information.

     Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and, in the case of the Capital Value Fund but not the Strategy Fund, assignments of all or a portion of Loans ("Assignments") from third parties. A Fund's investment in Participations typically will result in such Fund having a contractual relationship only with the Lender and not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Funds will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment
                                       32
grade or higher (i.e., Baa/BBB or higher). A Fund's investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of a Fund's investment restriction on investment in illiquid securities, the Fund will treat loans as illiquid securities unless the staff of the Securities and Exchange Commission concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid. The Strategy Fund limits its investments in Participations to 15% of its total assets. The Capital Value Fund will not invest more than 15% of the value of its net assets in Participations and Assignments that are illiquid, and in other illiquid securities.

     U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     Stripped Mortgage-Backed Securities. Each Fund may invest up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"), all of which will be issued or guaranteed by the United States Government, its agencies or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only class) and the other class receiving all of the principal ("PO" or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates, and under certain interest rate or prepayment rate scenarios a Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality. Furthermore, the yield to maturity on these securities may be adversely affected.

     Depository Receipts. American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other types of depository receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as "Depository Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. The Funds treat Depository Receipts as interests in the underlying securities for purposes of their investment policies. While Depository Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. Each Fund will limit its investment in Depository Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depository Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depository Receipts.

     Structured Investments. Each Fund may invest in Structured Investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. The Strategy Fund limits its investments in Structured Investments to 5% of its total assets. Structured Investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Funds are permitted to invest in a class of Structured Investments which is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by that Fund for purposes of that Fund's fundamental investment restriction on borrowing.

     Zero Coupon Securities and Discount Obligations. Each Fund may invest in zero coupon U.S. Treasury securities, which are treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Funds also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund's emerging market governmental debt securities may be acquired at a discount ("Discount Obligations"). Zero coupon securities and Discount Obli-
                                       34
gations involve special risk considerations and tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

     Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. For a further discussion of these investments, including certain additional risks associated therewith, see "Additional Information Concerning Portfolio Activities--Zero Coupon Securities and Discount Obligations" in the Statement of Additional Information.

     Convertible Securities. A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are
                                       35
subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Investment Funds. Each Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest, subject to the limitations imposed by the 1940 Act on certain of these investments. These investment funds may be registered investment companies as well as private investment funds which are designed to pursue specialized investment opportunities such as private equity and emerging market investments. Under the 1940 Act, a Fund may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired investment company. These limitations would not apply to investment funds which are "investment companies" as defined under the 1940 Act. By investing in another investment fund, a Fund bears a ratable share of the investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. A Fund's investment in certain investment funds will result in special U.S. federal income tax consequences described below under "Dividends, Distributions and Taxes."

     Repurchase Agreements. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System and primary dealers in United States Government securities and only with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Sub-Investment Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Funds.

     Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are
                                       36
credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will invest in commercial paper that is rated at least Prime-1 by Moody's or A-1 by S&P or, if not rated, is determined by the Investment Adviser to be of comparable quality.

     Illiquid or Restricted Securities. Each Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or "restricted" may involve added expense to a Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Neither Fund may enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as "restricted securities" which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of that Fund's net assets would be so invested. As more fully described in the Funds' Statement of Additional Information, the Funds may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation described above. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the Investment Adviser of such securities.

                            INVESTMENT RESTRICTIONS

                        COMSTOCK PARTNERS STRATEGY FUND

     The Strategy Fund has adopted the following fundamental investment restrictions which, together with the fundamental investment restrictions described in the Funds' Statement of Additional Information, may not be changed without the affirmative vote of the holders of a majority of the Strategy Fund's outstanding voting securities, as defined under "Capital Stock" in the Statement of Additional Information. The Strategy Fund may not:

     (i) invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries.);

     (ii) borrow money or issue senior securities (as defined in the 1940 Act) except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, in amounts not exceeding 15% of its total assets; and

     (iii) pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction (ii) above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin requirements for futures transactions are not deemed to be pledges or hypothecations for this purpose.)

                      COMSTOCK PARTNERS CAPITAL VALUE FUND

     The Capital Value Fund has adopted the following fundamental investment restrictions which, together with the fundamental investment restrictions described in the Statement of Additional Information, may not be changed without the affirmative vote of the holders of a majority of the Capital Value Fund's outstanding voting securities, as defined under "Capital Stock" in the Statement of Additional Information. The Capital Value Fund may not:

     (i) borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 33 1/3% of the value of the Capital Value Fund's total assets. (For purposes of this investment restriction, the entry into options futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.);

     (ii) pledge, mortgage and hypothecate its assets, other than to secure permitted borrowings. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.);

     (iii) invest more than 5% of its total assets in the obligations of any issuer, except that up to 25% of the value of the Capital Value Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and

     (iv) invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the United States Government, its
                                       38
     agencies or instrumentalities are not considered to represent industries.)
                            ------------------------

     If a percentage restriction set forth above or elsewhere in this Prospectus with respect to a Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that a Fund's asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f) of the 1940 Act. In addition, in the event that a Fund's aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

                                  RISK FACTORS

     There is no assurance that the Funds will achieve their investment objectives, and investment in a Fund should not be considered a complete investment program. Investors should note that the Funds have the ability to invest in a wide range of securities and instruments, and, subject to the investment policies and restrictions described herein, the Investment Adviser may substantially change the composition of each Fund's investment portfolio from time to time.

     Certain Investment Techniques. The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and, in the case of the Capital Value Fund, engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Funds. These risks are described above under "Other Investment Policies." In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Funds' net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Additional Information Concerning Taxes" in the Statement of Additional Information.


     A Fund's ability to engage in certain short-term transactions during its current taxable year may be limited by the requirement that, for taxable years beginning on or before August 5, 1997, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securities held for less than three months. This 30% test limits, among other strategies, the extent to which the Funds may sell securities held for less than three months, write options expiring in less than three months, invest in certain futures contracts and, in the case of the Capital Value Fund, effect short sales of securities. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions. The 30% test will no longer apply following completion of the Funds' current taxable year.


     Investing in Foreign Securities. In making foreign investments, the Funds will give appropriate consideration to the following factors, among others:

     Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulation than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

     Many countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

     Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Funds will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

     By investing in foreign securities, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

     No established secondary markets may exist for many of the foreign securities in which the Funds may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.

     Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Fund will reduce its net income available for distribution to its shareholders. See "Additional Information Concerning Taxes--Foreign Withholding Taxes" in the Statement of Additional Information.

     Foreign Currency Exchange. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

     The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force that Fund to cover its commitments for purchase or resale, if any, at the current market price.

     Lower Rated Securities. You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securi-
                                       41
ties in which the Funds may invest. The Capital Value Fund may invest without limitation in such securities when management believes that such securities offer opportunities for capital growth. The Strategy Fund may invest up to 25% of its assets in debt securities rated as low as C by Moody's or S&P or, if not rated, are determined by the Investment Adviser to be of comparable quality. Management's decision to invest in lower rated securities is not subject to shareholder approval. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Description of Bond and Commercial Paper Ratings" in the Statement of Additional Information for a general description of Moody's and S&P securities ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Funds' ability to achieve their investment objectives may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult
                                       42
at times for the Funds to sell certain securities or could result in lower prices than those used in calculating a Fund's net asset value.

     The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.

     The Funds may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. See "Investment Objectives and Policies."

     Derivatives. Each Fund utilizes certain investment strategies commonly referred to as derivatives, such as trading in futures, options and foreign currencies, for speculative purposes (i.e. to seek to generate additional income or gains) and/or to hedge against either a decline in the value of certain securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. Derivatives often fluctuate in value more than the securities or other instruments on which they are based, and relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Funds. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used.

     In addition to instruments described above, each Fund may invest in a wide range of equity securities as well as participations, stripped mortgage-backed securities, structured investments and illiquid or restricted securities, and may lend portfolio securities and enter into repurchase agreements, each of which involves certain additional risks. For a more complete discussion of the risks associated with investments in the Funds, see "Investment Objectives and Policies."

     Foreign Derivatives Transactions. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund
                                       43
hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

     Other Investment Considerations. Each Fund's net asset value is not fixed and should be expected to fluctuate. You should purchase a Fund's shares only as a supplement to an overall investment program and only if you are willing to undertake the risks involved.

     For the portion of a Fund's portfolio invested in equity securities, investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of a Fund's portfolio securities, regardless of whether the securities are equity or debt, will result in changes in the value of a Fund share and thus a Fund's yield and total return to investors.

     For the portion of a Fund's portfolio invested in debt securities, investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. See "Investment Policies and Restrictions" above.

                            MANAGEMENT ARRANGEMENTS

     The Board of Directors of the Company is responsible for the overall management and operation of the Funds. The Company's officers are responsible for the day-to-day operations of the Funds under the supervision of the Board of Directors.

INVESTMENT ADVISER


     The Company, on behalf of the Funds, has engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for each Fund. The Investment Adviser was founded in October 1986 and served as sub-investment adviser to the predecessor to the Capital Value Fund, the Dreyfus Capital Value Fund, from April 30, 1987 until July 25, 1996. In addition, the Investment Adviser has served as investment adviser to the Strategy Fund since the Strategy Fund's inception in 1988. The Investment Adviser provides investment advisory services with respect to approximately $360 million in assets as of July 31, 1997. It is the publisher of the Comstock Investment Strategy Review and the Comstock Investment Strategy Commentary, investment strategy publications fur-
                                       44
nished to subscribers. The principal address of the Investment Adviser is 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648.

     Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser furnishes continuing investment supervision to the Strategy Fund and is responsible for the management of the Strategy Fund's portfolio. It furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

     Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser will have responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Investment Adviser is entitled to receive an annual fee from the Company, on behalf of the Capital Value Fund, computed daily and paid monthly at the following annual rates: .40 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .45 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.

     Each Fund's investment portfolio is managed by the Investment Committee of the Investment Adviser, which consists of Charles L. Minter, Martin Weiner and
W. Troy Hottenstein. The Company has established a policy that, in the event of any change in the composition of the Investment Committee, the members of the Company's Board of Directors who are not interested persons of a Fund will consider promptly what action, if any, should be taken with respect to that Fund's management arrangements.

     Mr. Minter joined Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") in 1966 and in 1970 became a member of its New York Institutional Sales office. From 1976 to 1986, Mr. Minter was Vice President -- Institutional Sales at Merrill Lynch. In that capacity he serviced institutional accounts and supervised portfolios that included commodity and financial futures, options, foreign securities and zero coupon bonds. Mr. Hottenstein, CFA, joined Comstock Partners, Inc. in 1991 as an investment analyst upon graduation from Princeton University with a degree in Economics. He has worked closely with Mr. Minter in implementation of investment policy. He is a Chartered Financial Analyst and is the President and Chief Operating Officer of the Investment Adviser. Mr. Weiner joined Comstock Partners in 1995. Mr. Weiner is a Chartered Financial Analyst and began his career as a financial analyst at the Securities and Exchange Commission in 1959. From 1966 to 1968, he served as Equity Analyst and Division Chief at the Value
                                       45

Line Investment Survey. From 1969 to 1974, he was Equity Analyst and ultimately a Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has been a Chartered Financial Analyst since 1969.

SUB-INVESTMENT ADVISER

     The Investment Adviser has engaged The Dreyfus Corporation to provide sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Strategy Fund and provides investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

     The Dreyfus Corporation also acts as the sub-investment adviser to the Capital Value Fund pursuant to a separate Sub-Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and the Sub-Investment Adviser. Under that agreement, the Sub-Investment Adviser manages the short-term cash and cash-equivalent investments of the Capital Value Fund and provides investment research and other advice regarding the Capital Value Fund's portfolio. In addition, the Sub-Investment Adviser provides general advice regarding economic factors and trends and acts as administrator to the Capital Value Fund. For its services under the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser is entitled to receive an annual fee computed daily and paid monthly by the Company at the following annual rates: .35 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .30 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.

     The Sub-Investment Adviser is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). The Sub-Investment Adviser was formed in 1947 and, as of July 31, 1997, managed or administered approximately $92 billion in assets for approximately 1.7 million investor accounts nationwide. The principal address of the Sub-Investment Adviser is 200 Park Avenue, New York, New York 10166.

     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries (including the Sub-Investment Adviser), Mellon managed approximately $250 billion in assets as of March 31, 1997, including approximately $88 billion in proprietary mutual fund assets. As of March 31, 1997, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $1.061 trillion in assets including approximately $58 billion in mutual fund assets.

ADMINISTRATORS

     Under the terms of an administration agreement between the Company, on behalf of the Strategy Fund, and Princeton Administrators, L.P. ("Princeton"), Princeton performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Strategy Fund, including maintaining the books and records of the Strategy Fund, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Strategy Fund and its shares and providing the Strategy Fund with administrative office facilities. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and .175% of the Strategy Fund's average daily net assets in excess of $600 million. The principal address of Princeton is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     Under the terms of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser has agreed to perform or arrange for the performance of certain administrative services necessary for the operation of the Capital Value Fund, including, among other responsibilities, supplying office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing services, internal executive and administrative services, and stationery and office supplies; preparing reports to the Capital Value Fund's shareholders, tax returns, reports to and filings with state Blue
                                       47

Sky authorities; calculating the net asset value of the Capital Value Fund on a daily basis; and, subject to the supervision of the Company's Board of Directors, generally assisting in all aspects of the Capital Value Fund's operations (except with respect to investment advisory services provided by the Investment Adviser). For a description of the fees payable by Capital Value Fund to the Sub-Investment Adviser, see "Management Arrangements--Sub-Investment Adviser" above.

TRANSFER AND DIVIDEND DISBURSING AGENT

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Sub-Investment Adviser, is located at P.O. Box 9671, Providence, Rhode Island 02940-9671, and serves as the Funds' Transfer and Dividend Disbursing Agent (the "Transfer Agent").

                            PURCHASE OF FUND SHARES

     The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

     Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Investment Adviser or Sub-Investment Adviser or any of its affiliates or subsidiaries, directors of the Investment Adviser or Sub-Investment Adviser, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

     Class R shares (available only for the Capital Value Fund) are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans"does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     When purchasing shares of either Fund, you must specify which Class is being purchased. Stock certificates are issued only upon your written re-
                                       48
quest. No certificates are issued for fractional shares. The Company, on behalf of each Fund, reserves the right to reject any purchase order.

     The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Funds' Account Application. For full-time or part-time employees of the Sub-Investment Adviser, or any of its affiliates or subsidiaries, directors of the Investment Adviser or Sub-Investment Adviser, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Sub-Investment Adviser or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. Full-time employees of the Investment Adviser may purchase shares of each Fund without regard to minimum initial investment requirements. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     You may purchase shares of either Fund by check or wire, or through the TeleTransfer Privilege described below. Checks should be made payable to "Comstock Partners Strategy Fund" or "Comstock Partners Capital Value Fund", as the case may be, or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Comstock Partners Funds, Inc., P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box
                                       49

6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.

     Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE TRANSFER AGENT AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call 1-800-554-4611.

     Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. You may request your bank to transmit immediately available funds by wire to The Bank of New York, together with DDA# 8900119551, for purchase of shares in your name.

     The wire must include your Fund account number (for new accounts, you must reference the Fund and Class to be purchased and also include your Taxpayer Identification Number ("TIN") instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-554-4611 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the Funds, as no redemptions will be permitted until the Account Application is received. Further information about remitting funds in this manner may be obtained from your bank. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Payments into the account of a corporation, foundation or other organization should not be made by third party check. A charge will be imposed if any check used for investment in your account does not clear. The Funds make available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

     Fund shares also may be purchased through the Automatic Asset Builder, the Government Direct Deposit Privilege and the Payroll Savings Plan described under "Additional Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number preceded by the digits "1111."

     The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i)
                                       50
the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or
(ii) such plan's or program's aggregate initial investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. Shares of funds in the Dreyfus Family of Funds then held by such employee benefit plans or programs will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to such Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

     Shares of each Fund are sold on a continuous basis. Net asset value per share is determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share for each Class of each Fund is computed by dividing the value of the applicable Fund's net assets attributable to the Class (i.e., the value of such Fund's assets less liabilities attributable to that Class) by the total number of shares of that Class outstanding. With the exception of certain fees and expenses relating to the Class A, Class B and Class C Service and Distribution Plans and certain other expenses attributable solely to a particular Class, all Fund expenses will be borne on a pro rata basis by each Class on the basis of the relative net assets of the respective Classes. See "The Funds' Expenses" and "Service and Distribution Plans." Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors of the Company.

     When an order is received by the Transfer Agent by 4:00 p.m., New York time, on any business day, Fund shares will be purchased at the price determined on that day. Otherwise, Fund shares will be purchased at the price determined on the next business day.

     Orders for the purchase of Fund shares received by Service Agents by 4:00 p.m., New York time, on any business day and transmitted to the Transfer Agent by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined on that day, as described above. Otherwise, the orders will be based on the next
                                       51
day's determined public offering price. It is the responsibility of each Service Agent to transmit orders so that they will be received by the Transfer Agent before the close of its business day.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the applicable Service and Distribution Plan. You should consult your Service Agent in this regard.

CLASS A SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

     Class A shares of each Fund have a public offering price equal to their net asset value per share (see "Determination of Net Asset Value" and "Statement of Assets and Liabilities" in the Statement of Additional Information) plus a sales load as shown below:

                                          TOTAL SALES LOAD
                                  --------------------------------
                                                    AS A %* OF NET       DEALERS'
                                    AS A % OF        ASSET VALUE      REALLOWANCE AS
                                  OFFERING PRICE         PER          A % OF OFFERING
     AMOUNT OF TRANSACTION          PER SHARE           SHARE              PRICE
--------------------------------  --------------    --------------    ---------------
Less than $50,000...............       4.50              4.70               4.25
$50,000 to less than $100,000...       4.00              4.20               3.75
$100,000 to less than
$250,000........................       3.00              3.10               2.75
$250,000 to less than
$500,000........................       2.50              2.60               2.25
$500,000 to less than
$1,000,000......................       2.00              2.00               1.75
$1,000,000 or more..............          0                 0                  0

------------------------------
*Rounded to the nearest one-hundredth percent.

     A CDSC of 1% will be assessed at the time of redemption of Class A shares of a Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Funds' Prospectus entitled "Redemption of Shares" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

     If you were an actual beneficial owner of shares of the Dreyfus Capital Value Fund, the Capital Value Fund's predecessor, held in a Dreyfus Capital Value Fund account on April 16, 1987, you may purchase Capital Value Fund Class A shares for the Capital Value Fund account without a sales load.

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of shares of the Funds (or which otherwise have a brokerage related or clearing arrangement with an NASD member
                                       52
firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares of either Fund for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Investment Adviser and full-time or part-time employees of the Sub-Investment Adviser or any of its affiliates or subsidiaries, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares of each Fund will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares of each Fund also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.

     Class A shares of a Fund may be purchased at net asset value, subject to appropriate documentation through a broker-dealer or other financial institution, with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Investment Adviser or the Sub-Investment Adviser or its affiliates. The purchase of Class A shares of a Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

     Class A shares of a Fund also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts
                                       53
maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds which retain the Investment Adviser or the Sub-Investment Adviser as investment adviser or sub-investment adviser and which are sold with a sales load, such as Class A shares of each Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

CLASS B SHARES (CAPITAL VALUE FUND ONLY)

     The public offering price for Class B shares of the Capital Value Fund is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "Redemption of Shares." At the time of purchase, the Distributor compensates certain Service Agents for selling Class B shares of the Capital Value Fund and is reimbursed by the Investment Adviser and/or other parties. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses. The proceeds of the CDSC and certain payments under the Class B and Class C Service and Distribution Plans may be assigned to parties which reimburse these expenses.

CLASS C SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

     Class C shares of each Fund have a public offering price equal to the net asset value per share of Class C of that Fund. No initial sales charge is imposed at the time of purchase. A 1% CDSC, however, is imposed on redemptions of Class C shares made within the first year of purchase. See "Redemption of Shares--Contingent Deferred Sales Charge--Class C shares." At the time of purchase, the Distributor compensates certain Service Agents for selling Class C shares of a Fund and is reimbursed by the Investment Adviser and/or other parties. The proceeds of the CDSC and certain payments under the Class B and Class C Service and Distribution Plans may be assigned to parties which reimburse these expenses.

CLASS R SHARES (CAPITAL VALUE FUND ONLY)

     The public offering price for Capital Value Fund Class R shares is the net asset value per share of that Class.

RIGHT OF ACCUMULATION -- CLASS A SHARES

     Reduced sales loads apply to any purchase of Class A shares of either Fund, shares of certain other funds advised by the Sub-Investment Adviser which are sold with a sales load or shares acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of either Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of either Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

TELETRANSFER PRIVILEGE

     You may purchase Class A and Class C shares of the Strategy Fund and Class A, Class B, Class C and Class R shares of the Capital Value Fund (minimum $500, maximum $150,000 per day per Fund) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders, although no such fee currently is contemplated.

     If you have selected the TeleTransfer Privilege, you may request a TeleTransfer purchase of Fund shares by telephoning 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452.

                        ADDITIONAL SHAREHOLDER SERVICES

     The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard. Because separate accounts are maintained for each Class of shares of the Funds, the services and privileges described under this heading will
                                       55
operate for a given account only with respect to the Class of shares in that account.

EXCHANGE PRIVILEGE

     You may purchase, in exchange for Class A and Class C shares of the Strategy Fund or Class A, Class B, Class C or Class R shares of the Capital Value Fund, shares of the same class of certain funds managed or administered by the Sub-Investment Adviser, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. Because the Strategy Fund no longer issues Class O shares except in connection with the reinvestment of dividends on outstanding Class O shares, exchanges of shares of other funds for shares of the Strategy Fund will be made only for the Strategy Fund's Class A or Class C shares.

     You also may exchange your Strategy Fund or Capital Value Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Sub-Investment Adviser. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, the Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-554-4611 to determine if it is available and whether any other conditions are imposed on its use. WITH RESPECT TO CAPITAL VALUE FUND CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.

     To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-554-4611. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, in establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No"
                                       56
box on the Account Application indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form available by calling 1-800-554-4611, or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over the automated telephone system) by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452. See "Redemption of Shares--Redemption Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TeleTransfer Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.


     Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares of either Fund into funds sold with a sales load. No CDSC will be imposed on Class B shares or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares of either Fund into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of an exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Funds reserve the right to reject any exchange request in whole or in part. The availability of the Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the
                                       57
shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

AUTO-EXCHANGE PRIVILEGE

     Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of either Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds in which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum) will be exchanged automatically on the first and/or fifteenth day of the month (or the next business day if such first or fifteenth day is not a business day) according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares of the Funds at the time of an exchange; however, the Class B or Class C shares of the Funds acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to Comstock Partners Funds, Inc., P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.

AUTOMATIC ASSET BUILDER

     Automatic Asset Builder permits you to purchase Fund Class A and Class C shares of the Strategy Fund and Class A, Class B, Class C or Class R shares of the Capital Value Fund (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Such shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and shares will be purchased, once a month, on either
                                       58
the first or fifteenth day (or the next business day if such first or fifteenth day is not a business day), or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to Comstock Partners Funds, Inc. P.O. Box 6587, Providence, Rhode Island 02940-6587, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. Either Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE

     Government Direct Deposit Privilege enables you to purchase shares of either Fund (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in the Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Funds may terminate your participation upon 30 days' notice to you.

PAYROLL SAVINGS PLANS

     The Payroll Savings Plan permits you to purchase Class A and Class C shares of the Strategy Fund and shares of Class A, Class B and Class C of the Capital Value Fund (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing account electronically through the Automated Clearing House system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to Comstock Partners Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-554-4611. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, the Sub-Investment Adviser,
                                       59
the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DIVIDEND OPTIONS

     Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by either Fund in shares of the same Class of another fund advised or administered by the Sub-Investment Adviser of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in Class A shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the applicable Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

     For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611. You may cancel these privileges by mailing written notification to Comstock Partners Funds, Inc., P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for the Dividend Sweep. The Funds may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for the Dividend Sweep.

AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be
                                       60
obtained by calling 1-800-554-4611. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B shares of the Capital Value Fund will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

RETIREMENT PLANS

     Each Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services are also available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-554-4611; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

LETTER OF INTENT -- CLASS A SHARES

     By signing a Letter of Intent form available by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid
                                       61
and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the relevant Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the relevant Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares of a Fund, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                              REDEMPTION OF SHARES
GENERAL

     You may request redemption of your shares of either Fund at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Company will redeem the shares at the next determined net asset value for the Class being redeemed. If you hold shares of more than one Class, any redemption request must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Company imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of shares. It is the responsibility of each Service Agent to transmit redemption orders to the Transfer Agent. Any certificates representing shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the then-current net asset value of the Class being redeemed.

     Distributions from qualified Retirement Plans IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribu-
                                       62
tion. The Company will not report to the IRS redemptions of shares of either Fund by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.

     Ordinarily payment will be made for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED SHARES OF A FUND BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH THE AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, IF YOU REDEEM THROUGH THE TELETRANSFER PRIVILEGE, THE RELEVANT FUND WILL REJECT REQUESTS TO REDEEM SHARES FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

     Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES (CAPITAL VALUE FUND ONLY)

     A CDSC payable to the Distributor is imposed on any redemption of Class B shares of the Capital Value Fund, which CDSC reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Capital Value Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Capital Value Fund held by you at the time of redemption.

     If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Capital Value Fund's performance,
                                       63
a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                                   CDSC AS A % OF
                                                 AMOUNT INVESTED OR
                 YEAR SINCE PURCHASE                 REDEMPTION
                   PAYMENT WAS MADE                   PROCEEDS
        --------------------------------------   ------------------
        First.................................          4.00
        Second................................          4.00
        Third.................................          3.00
        Fourth................................          3.00
        Fifth.................................          2.00
        Sixth.................................          1.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares of the Capital Value Fund above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

     For example, assume an investor purchased 100 Capital Value Fund Class B shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares of a Fund within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in
                                       64
calculating the CDSC for Class B shares of the Capital Value Fund. See "Contingent Deferred Sales Charge--Class B Shares" above.

WAIVER OF CDSC


     The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Company by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or attaining age
70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described above. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure in the Funds' prospectus will be revised appropriately. Any shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Funds' prospectus at the time of the purchase of such shares.


     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

REDEMPTION PROCEDURES

     You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. You also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for investors who effect transactions in Fund shares through Service Agents. The Company makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Funds reserve the right to refuse any request made by wire on telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Funds may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement
                                       65
plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or TeleTransfer Privilege.

     The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Touch automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the relevant Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of shares of either Fund. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption or telephone exchange had been used. During the delay, the relevant Fund's net asset value may fluctuate.

REGULAR REDEMPTION

     Under the regular redemption procedure, you may redeem shares of each Fund by written request mailed to Comstock Partners Funds, Inc., P.O. Box 6587, Providence Rhode Island 02940-6587. Redemption requests for Dreyfus retirement plan accounts should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY.

     Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Signature Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call 1-800-554-4611.

     Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE

     You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Funds' Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452. The Company reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Company. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TELEPHONE REDEMPTION PRIVILEGE

     You may redeem shares of either Fund (maximum $150,000 per day) by telephone through the Telephone Redemption Privilege, which is granted automatically unless you refuse it by checking the applicable "No" box on the Funds' Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-554-4611 or, if you are calling from overseas, call 1-516-794-5452. The Company reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Company. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TELETRANSFER PRIVILEGE

     You may redeem shares of either Fund (minimum $500) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Company reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Company may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders, although no such fee currently is contemplated.

     If you have selected the TeleTransfer Privilege, you may request a TeleTransfer redemption by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

REINSTATEMENT PRIVILEGE

     You may reinvest in up to the number of shares you have redeemed, within 30 days of redemption of Class A shares of either Fund, at their then-prevailing net asset value without a sales load. The Reinstatement Privilege may be exercised only once.

     Any gain recognized on a redemption is taxable despite reinvestment in a Fund pursuant to this Privilege. Any loss realized as a result of such a redemption may not be allowed as a deduction for federal income tax purposes, but may be applied, depending on the amount reinvested, to adjust the cost basis of the shares acquired upon reinvestment. In addition, if the shares redeemed had been acquired within the 90 days preceding the redemption, the amount of any gain or loss on the redemption may have to be computed without regard to any sales charges incurred on the original purchase of the redeemed shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinvestment). In such a case, the sales charges (or portion thereof) not taken into account with respect to the original purchase are treated as having been paid in connection with the reinvestment such Fund's Class A shares.

                         SERVICE AND DISTRIBUTION PLANS

     Class A, B and C shares of the Funds are subject to Service and Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Potential investors should read this Prospectus in light of the terms governing the Agreement between their Service Agents and the Distributor. A Service Agent entitled to receive compensation for selling and servicing the Funds' shares may receive different levels of compensation with respect to different Classes of shares.

SERVICE AND DISTRIBUTION PLAN -- CLASS A SHARES

     Under the Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimburses the Distributor for payments to certain Service Agents for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) pays the Sub-Investment Adviser, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of
 .25 of 1% of the value of the average daily net assets of Class A of such fund. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Capital Value Fund's or the Strategy Fund's Class A shares, as the case may be, owned by shareholders for whom the Service Agent provides shareholder services or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Class A Service and Distribution Plan and the basis on which such payments are made. The Class A Service and Distribution Plan also provides that the Investment Adviser and the Sub-Investment Adviser may pay Service Agents out of their investment advisory fees, their past profits or any other source available to them. From time to time, the Distributor and/ or Dreyfus may defer or waive receipt of fees under the Class A Service and Distribution Plan while retaining the ability to be paid under the Class A Service and Distribution Plan thereafter. The foregoing fees payable under the Class A Service and Distribution Plan are payable without regard to actual expenses incurred. See the Funds' Statement of Additional Information for more details on the Class A Service and Distribution Plan.

SERVICE AND DISTRIBUTION PLANS -- CLASS B AND CLASS C SHARES

     Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund, and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25
                                       69
of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. The Distributor may pay one or more Service Agents a fee in respect of distribution and other services for Class B and Class C shares. The Distributor determines the amounts, if any, to be paid to Service Agents under the Class B and Class C Service and Distribution Plans and the basis on which such payments are made. The Class B and Class C Service and Distribution Plans also provides that the Investment Adviser and the Sub-Investment Adviser may pay Service Agents out of their investment advisory fees, their past profits or any other source available to them. From time to time the Distributor and/or Dreyfus may defer or waive receipt of fees under the Class B and Class C Service and Distribution Plans while retaining the ability to be paid under the Class B and Class C Service and Distribution Plans thereafter. The foregoing fees payable under the Class B and Class C Service and Distribution Plans are payable without regard to actual expenses incurred.

GENERAL

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit banks generally from issuing, underwriting, selling or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions. The Company believes that banks, subject to banking laws and regulations, may perform such administrative and shareholder servicing functions without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could require banks to discontinue providing such administrative and shareholder servicing functions. If banks were required to discontinue providing all or a part of such functions, their customers would be permitted to remain the beneficial owners of shares of the Funds and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

     In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Strategy Fund intends to pay dividends from net investment income at least monthly and to distribute net realized capital gains, if any, at
                                       70
least annually. The Capital Value Fund intends to pay dividends from net investment income and distribute net realized capital gains, if any, at least annually. Each Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     The Funds will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. In general, shareholders of a Fund will receive dividends and distributions on their shares in additional shares of the same Class of that Fund valued at net asset value on the ex-dividend date computed in the manner described under "Net Asset Value," or shareholders may elect to receive all dividends and distributions in cash. All expenses are accrued daily and are deducted before the declaration of dividends. Dividends paid by each Class of a Fund will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares of a Fund will receive lower per share dividends than Class A shares of that Fund, and Class A shares of the Capital Value Fund will receive lower per share dividends than Capital Value Fund Class R shares, because of the higher expenses borne by the relevant Class. See "Fee Table."

TAXES -- GENERAL


     The Strategy Fund and the Capital Value Fund have each qualified, and elected, to be treated as a regulated investment company a ("RIC") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies, the Fund will not be subject to federal income taxes on its net investment income (i.e., such Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net long-term capital gain over its net short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes at least 90% of its net investment income for such taxable year. The requirement for RIC qualification that a Fund derive less than 30 percent of its gross income from the sale or disposition of certain investments held for less than three months has been repealed, effective for taxable years beginning after August 5, 1997. If, in any year, a Fund fails to qualify as a RIC such Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.


     A Fund will, be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distributions of ordinary income and net realized capital gain net income over amounts distributed or deemed distributed by such Fund by the end of each calendar year. To the extent possible, the Funds intend to structure their distributions to avoid liability for this excise tax.

DISTRIBUTIONS

     Dividends paid by a Fund from its net investment income will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of net capital gain that are designated by a Fund as "capital gain dividends," will be taxable to shareholders as long-term capital gain, whether received in cash or in additional shares, regardless of the length of time the shareholder has owned Fund shares, and such distributions will not be eligible for the dividends received deduction. The maximum current federal income tax rate imposed on individuals with respect to long-term capital gains is 28%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and on short-term capital gains, which are taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same federal income tax rates as ordinary income and short-term capital gains.

     Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a RIC would not be eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to RIC capital gain dividends.

     Dividends paid by a Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan. The Funds will not report dividends paid to such Plans and IRAs to the Internal Revenue Service (the "IRS"). Generally, distributions from such Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70 1/2 is less than the "minimum required distribution"for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distri-
                                       72
bution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.

     Shareholders will be notified annually as to the federal tax status of dividends and distributions from the Funds. Because it is expected that only a small portion of each Fund's net investment income will arise from dividends on common or preferred stock of domestic corporations, no significant portion of distributions by the Funds, is expected to be eligible for the dividends received deduction allowed to corporations under the Code.

     Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, dividends declared in October, November or December of any year, payable to shareholders of record as of a specified date in such a month, will be deemed to have been received by the shareholders and paid by a Fund no later than December 31, provided such dividends are paid during January of the following year.

     Shareholders should consider the tax implications of buying shares of a Fund prior to a dividend or distribution by such Fund. The price of shares purchased at the time may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution may have the effect of reducing the net asset value of shares below a shareholder's cost and thus would be a return on investment in an economic sense, but nevertheless it will be taxable to the shareholder.

SALE OF SHARES

     Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund, if the shares are capital assets in the shareholder's hands, will be taxed as a capital gain or loss. As a general rule, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund held for six months or less, any loss on the sale or other disposition of such share shall be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Any loss realized on a sale or exchange of shares will be disallowed to the extent such shares are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

FOREIGN SHAREHOLDERS

     Dividends paid by a Fund from net investment income to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their
                                       73
own tax advisers concerning the applicability of the United States withholding tax and any foreign taxes.

BACKUP WITHHOLDING

     The Funds may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends, and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends, and redemption proceeds if (i) the payee fails to furnish the applicable Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.

INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES


     If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund making the purchase may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, that Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF. Alternatively, under recently enacted legislation, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement to qualify as a RIC and to avoid the excise tax.


OTHER TAXATION

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the treasury regulations promulgated thereunder. The Code and
                                       74
the treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends from net investment income and capital gain dividends may also be subject to state, local and foreign taxes.

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares of the Funds.

                   CERTAIN INFORMATION REGARDING PERFORMANCE

     Advertisements and communications to shareholders may contain various measures of a Fund's performance, including various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect the Fund's volatility or risk. Performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees.


     The Strategy Fund presents performance information for each Class of shares commencing with the Strategy Fund's inception. Performance information for the period prior to August 1, 1991 reflects the performance of the Strategy Fund as a closed-end fund and does not reflect payment of the underwriting discount paid in connection with the initial public offering of the Strategy Fund's shares as a closed-end fund. In addition, as an open-end fund, the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Strategy Fund Class O shares have not been issued by the Strategy Fund since July 15, 1992 except in connection with the reinvestment of dividends on outstanding Strategy Fund Class O shares, performance information in any advertisements (other than reports to shareholders) with respect to the period commencing July 15, 1992 does not contain information with respect to the performance of Strategy Fund Class O shares for such period. In addition, because the Strategy Fund no longer sells its Class O shares, any information relating to Strategy Fund Class O shares listed in newspaper or similar listings of the Strategy Fund's net asset value and public offering price is only for informational purposes of the existing Class O shareholders.


     Performance information for the Capital Value Fund includes the performance of the Dreyfus Capital Value Fund, the Fund's predecessor, and performance information for each Class of shares is presented commencing with the inception of the Dreyfus Capital Value Fund.

     Performance information for each Class of shares of the Company will reflect performance for time periods prior to the introduction of such Class, and performance for such time periods will not reflect any fees and expenses payable by such Class that were not borne by the Fund (or its predecessor) prior to the introduction of such Class. Class A average annual return figures for both Funds reflect the maximum initial sales charge and Class B and Class C average annual return figures reflect any applicable CDSC. As a result, at any given time, the performance of Class B and Class C of a Fund should be expected to be lower than that of Class A of that Fund and the performance of Class A, Class B and Class C of a Fund should be expected to be lower than that of Class
R. Performance for each Class will be calculated separately.

     Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of a Fund's performance will include the Fund's average annual total return for one, five and ten year periods (if available), or for shorter time periods depending upon the length of time during which the Fund has operated.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares of a Fund or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares of a Fund. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares of the Funds, which, if reflected, would reduce the performance quoted.

     Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

     The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of the performance of the Strategy Fund and the Capital Value Fund for the fiscal year ended April 30, 1997.

                                NET ASSET VALUE

     The net asset value of a share of each Class of each Fund, for the purpose of pricing purchase orders and redemption orders, is generally determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day by dividing the value of the relevant Fund's assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. With the exception of certain fees and expenses borne pursuant to the Class A, B and C Service and Distribution Plans and certain other expenses attributable solely to a particular Class, all expenses of the respective Fund will be borne on a pro rata basis by each Class of such Fund on the basis of the relative net assets of the respective Classes. See " The Funds' Expenses" and "Service and Distribution Plans." As used in this Prospectus, the term "business day" refers to those days when the Investment Adviser, the Administrator, the Transfer Agent and the New York Stock Exchange are all open for business, which is Monday through Friday except for holidays.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on March 14, 1988 under the name "Comstock Partners Strategy Fund, Inc." The Company originally commenced operations in May of 1988 as a closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991.

     On February 8, 1996, (i) the Company changed its name to Comstock Partners Funds, Inc., (ii) Comstock Partners Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund in exchange for shares in the Capital Value Fund. The Capital Value Fund commenced operations upon the consummation of the Reorganization.

     The Company's charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date this Prospectus, the Company consists of two investment portfolios: the Strategy Fund and the Capital Value Fund.

     The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $.001 per share. The Company is authorized to issue 150,000,000 Strategy Fund Class O shares, 200,000,000 Strategy Fund Class A shares and 200,000,000 Strategy Fund Class C shares. In addition, the Company is authorized to issue 125,000,000 Capital Value Fund Class A shares, 125,000,000 Capital Value Fund Class B shares, 125,000,000 Capital Value Fund Class C shares and 125,000,000 Capital Value Fund Class R shares. Each Class A, Class B, Class C and Class R share represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B and C shares bear fees and expenses on an ongoing basis pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, and Class B and C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B and Class C Service and Distribution Plans, respectively.

     The Company's Board of Directors may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company's Board of Directors may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

     Except as described above with respect to the Company's Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate and not by class, except where voting by class is required by law. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940
Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class A, Class B or Class C votes entitled to be cast with respect to matters relating to the Class A, Class B or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Funds' Statement of Additional Information.

     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS

     The Company will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS' INVESTMENT ADVISER, THE FUNDS' SUB-INVESTMENT ADVISER OR THEIR DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY IN WHICH SUCH OFFER WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                          ---------------------------

                               TABLE OF CONTENTS

                                   PAGE
Prospectus Summary..............     2
The Funds' Expenses.............     8
Financial Highlights............    11
Alternative Purchase Methods....    18
The Company.....................    20
Investment Objectives and
  Policies......................    20
Investment Restrictions.........    37
Risk Factors....................    39
Management Arrangements.........    44
Purchase of Fund Shares.........    48
Additional Shareholder
  Services......................    55
Redemption of Shares............    62
Service and Distribution
  Plans.........................    69
Dividends, Distributions and
  Taxes.........................    70
Certain Information Regarding
  Performance...................    75
Net Asset Value.................    77
Organization and Capital
  Stock.........................    77
Reports to Shareholders.........    78


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                            COMSTOCK PARTNERS FUNDS

                               COMSTOCK PARTNERS
                                 STRATEGY FUND

                               COMSTOCK PARTNERS
                               CAPITAL VALUE FUND

                                  COMMON STOCK

                          ---------------------------

                                   PROSPECTUS
                          ---------------------------


                                  107/503p0897


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                          COMSTOCK PARTNERS FUNDS, INC.


                         COMSTOCK PARTNERS STRATEGY FUND
                      COMSTOCK PARTNERS CAPITAL VALUE FUND

                           993 Lenox Drive, Suite 106
                         Lawrenceville, New Jersey 08648
                                 (609) 896-2960

                           ---------------------------



                                                   August 28, 1997


                       STATEMENT OF ADDITIONAL INFORMATION

      COMSTOCK PARTNERS FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in two separate portfolios:
Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund" and, together with the Strategy Fund, the "Funds"). The Strategy Fund and the Capital Value Fund are each referred to herein as a "Fund".

      COMSTOCK PARTNERS STRATEGY FUND'S investment objective is to maximize total return, consisting of capital appreciation and current income, over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Strategy Fund is classified as a non-diversified portfolio.

      COMSTOCK PARTNERS CAPITAL VALUE FUND'S investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund invests in a wide range of equity and debt securities and money market instruments. The Capital Value Fund is classified as a diversified portfolio.

      The Strategy Fund currently offers Class A and Class C shares. Class O Shares are no longer issued by the Strategy Fund except in connection with the reinvestment of dividends on outstanding Class O shares. The Capital Value Fund currently offers four classes of shares: Class A, Class B, Class C and Class R.


      This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' Prospectus dated August 28, 1997 (which may be revised from time to time)
(the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by sending your request in writing to 144 Glenn Curtis Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-554-4611.

                                                     TABLE OF CONTENTS

                                                                                                                    page
Description of Bond and Commercial Paper Ratings....................................................................  2
Additional Information Concerning Portfolio Activities..............................................................  4
Investment Restrictions............................................................................................. 16
Management Arrangements............................................................................................. 18
Purchase of Fund Shares............................................................................................. 22
Redemption of Fund Shares........................................................................................... 23
Shareholder Services................................................................................................ 24
Service and Distribution Plans ..................................................................................... 26
Portfolio Transactions ............................................................................................. 27
Additional Information Concerning Taxes ............................................................................ 28
Performance Information............................................................................................. 30
Net Asset Value..................................................................................................... 34
Capital Stock....................................................................................................... 35
Custodian........................................................................................................... 36
Transfer Agent and Dividend Disbursing Agent........................................................................ 36
Experts............................................................................................................. 36
Other Information................................................................................................... 36
Financial Statements................................................................................................ 37

                DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Comstock Partners, Inc., the Funds' investment adviser (the "Investment Adviser") believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Investment Adviser will utilize Moody's Investors Service, Inc. (" Moody's") and/or Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P") for determining the applicable ratings.


BONDS

     Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

     Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

     Bonds rated-BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

COMMERCIAL PAPER

     Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

     S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-l+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




             ADDITIONAL INFORMATION CONCERNING PORTFOLIO ACTIVITIES


OPTIONS, FUTURES AND CURRENCY TRANSACTIONS

     The Funds are not commodity pools and all futures transactions engaged in by the Fund must constitute bona fide hedging in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission (" CFTC"); provided, however, that a Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of that Fund's portfolio; provided further, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time a Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of that Fund's portfolio. The Funds may write covered call or put options on securities and stock indices and purchase put and call options on securities and stock indices for speculative purposes. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and related options on such futures contracts, the Investment Adviser may at times seek to hedge against a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for a Fund; provided, that the value of all futures contracts sold by a Fund will not exceed the total market value of the Fund's portfolio securities; and provided, further, that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. Expenses and losses incurred by a Fund as a result of such hedging strategies will reduce that Fund's current return.

     The ability of the Funds to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Funds conduct their futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Funds to the potential of losses. Therefore no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the Funds' ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described below.

     In connection with transactions in stock index futures contracts, interest rate futures contracts and options thereon written by the Funds on such futures contracts, a Fund engaging in such transactions will be required to deposit as "initial margin" an amount of cash and short-term United States Government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as " variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

     Writing Covered Options on Securities. Each Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Investment Adviser determines is appropriate in seeking to attain its objectives. Call options written by a Fund give the holder the right to buy the underlying securities from that Fund at a stated exercise price; put options give the holder the right to sell the underlying security to a Fund at a stated price.

     Each Fund may write only covered options, which means that, so long as that Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, each Fund will maintain in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities. Each Fund may also write combinations of covered puts and calls on the same underlying security.

     Each Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by a Fund as illiquid securities. See "Certain Additional Investments and Investment Strategies -- Illiquid Securities" in the Prospectus.

     Each Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by that Fund.

     Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as " in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Investment Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

     So long as a Fund's obligation as the writer of an option continues, a Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

     Put and Call Options on Securities. Each Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

     Each Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     Alternatively, the Investment Adviser may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

     The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

     An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Funds expect to purchase only call or put options issued by the Options Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

     While they may choose to do otherwise, the Funds generally will purchase or write only those options for which the Investment Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Purchase and Sale of Options and Futures Contracts on Stock Indices . Each Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. Each Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When a Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If the Investment Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of that Fund's position in such put option or futures contract.

     Alternatively, the Investment Adviser may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

     Purchase and Sale of Interest Rate Futures Contracts. Each Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

     Each Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of that Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would as a result of the shortening of maturities typically reduce the average yield of the Fund engaging in the strategy.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of that Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

     Each Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Funds intend that an equivalent amount of futures contracts will be closed out.

     Alternatively, the Investment Adviser may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

     Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. Each Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. A Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which that Fund intends to purchase.

     Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." The Fund may enter into a forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Investment Adviser believes may occur. Because in connection with a Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have liquid assets available that are sufficient to cover any commitments of the Fund under these contracts or to limit any potential risk. The segregated account will be maintained with the relevant Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

     Each Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on United States and foreign exchanges or over-the-counter.

      Each Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Investment Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this Statement of Additional Information under "Options, Futures and Currency Transactions."

     The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

     If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause a Fund to restrict the degree to which it engages in currency transactions. See "Additional Information Concerning Taxes."

     Risk Factors in Derivatives Transactions. Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the relevant Fund's net asset value and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of options, futures or currency transactions will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if such instruments had not been used.

SHORT-SELLING

     The Capital Value Fund may engage in short-selling. Until the Capital Value Fund replaces a borrowed security in connection with a short sale, the Capital Value Fund will: (a) maintain daily a segregated account, containing liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the " FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (" State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks or domestic branches of foreign banks, the Investment Adviser carefully evaluates such investments on a case-by-case basis.

REPURCHASE AGREEMENTS

     Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by that Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Sub-Investment Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


BRADY BONDS

     The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The following emerging market countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR (London Interbank Offered Rate). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk" ). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS

     When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

     Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. Accordingly, a Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of that Fund. See "Additional Information Concerning Taxes."


STRUCTURED INVESTMENTS

      Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

     Certain issuers of structured investments may be deemed to be " investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Funds' investment in these structured investments may be limited by the restrictions contained in the 1940 Act described under "Investment Objective and Policies" in the Funds' Prospectus. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.


PREFERRED STOCK

      As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.


CONVERTIBLE SECURITIES

     Convertible securities are fixed income securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. However, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


WARRANTS

     The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Each Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.


DEPOSITORY RECEIPTS

    Depository Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depository Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depository Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.


RULE 144A SECURITIES

     As indicated in the Prospectus, each Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund's 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews the Fund's purchases and sales of Rule 144A securities and the Investment Adviser's compliance with the above procedures.


LOAN PARTICIPATION AND ASSIGNMENTS

     As indicated in the Prospectus, the Capital Value Fund may invest in Participations and Assignments while the Strategy Fund may invest only in Participations. When the Capital Value Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan (as such terms, and other capitalized terms used in this paragraph, are defined in the Prospectus). Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Capital Value Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Capital Value Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Funds may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. A Fund will not invest more than 15% of the value of its net assets in Participations and (in the case of the Capital Value Fund) Assignments that are illiquid, and in other illiquid securities.


LEVERAGE THROUGH BORROWING (CAPITAL VALUE FUND ONLY)

     For borrowings for investment purposes, the 1940 Act requires the Capital Value Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Capital Value Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Capital Value Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Capital Value Fund enters into a reverse repurchase agreement, the Capital Value Fund will maintain in a segregated custodial account liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Capital Value Fund.

LENDING PORTFOLIO SECURITIES

     To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 331/3% of the value of the relevant Fund's total assets. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with that Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the relevant Fund must receive at least 100% cash collateral from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company's Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.


CERTAIN RISK FACTORS

     Lower Rated Securities. Each Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. See " Description of the Fund--Risk Factors" in the Prospectus for a discussion of certain risks and "Description of Bond and Commercial Paper ratings" herein for a general description of Moody's and S&P ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Funds will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in a Fund's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether that Fund should continue to hold the security.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

     A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

     Lower rated zero coupon securities and pay-in-kind bonds, (in which the Capital Value Fund is limited to 5% of its total assets), involve special considerations. Such zero coupon securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Additional Information Concerning Taxes."

     Investing in Sovereign Debt Obligations of Emerging Market Countries. Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

     Each Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Investment Adviser believes it to be consistent with that Fund's investment objective. A Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

     Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

     Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

     Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

     In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

                             INVESTMENT RESTRICTIONS

         COMSTOCK PARTNERS CAPITAL VALUE FUND (FUNDAMENTAL RESTRICTIONS)

     In addition to the restrictions described under "Investment Restrictions" in the Prospectus, the Capital Value Fund may not:

         1. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 331/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

         2. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

         3.   Purchase or sell commodities or commodity contracts.

         4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 2 above.

         5. Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

         6. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

         7. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

           COMSTOCK PARTNERS STRATEGY FUND (FUNDAMENTAL RESTRICTIONS)

     In addition to the restrictions described under "Investment Restrictions" in the Prospectus, the Strategy Fund may not:

         1. Make loans of securities to other persons in excess of 33-1/3% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

         2. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

         3. Purchase or sell real estate or any interest therein, except securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein.

         4. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures.

         5. Purchase or sell commodities or commodity contracts, except that, for the purpose of hedging, it may enter into (i) contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices and (ii) forward foreign currency exchange contracts and foreign currency futures contracts, as well as option contracts on foreign currencies.

     The Capital Value Fund has adopted restriction 3 above, and the Strategy Fund has adopted restriction number 5 above, in order to comply with certain state securities laws. In these laws, the term " commodity contract" is defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the transactions described in the Funds' Prospectus under the caption "Certain Additional Investments and Investment Strategies - Derivatives Transactions - Options, Futures and Currencies" and in this Statement of Additional Information under the caption "Additional Information Concerning Portfolio Activities - Options, Futures and Currency Transactions" (other than certain transactions involving securities or indices of securities, which the Funds do not consider to be "commodities" for purposes of this restriction) involves the delivery or receipt of a commodity; all such transactions are settled by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.

     A Fund's fundamental investment restrictions set forth above, together with those described in the Prospectus, may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities, as defined under "Capital Stock" in this Statement of Additional Information.



      COMSTOCK PARTNERS CAPITAL VALUE FUND (OTHER INVESTMENT RESTRICTIONS)

     In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Capital Value Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Capital Value Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Capital Value Fund. The Capital Value Fund may not:

         1. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the Fund's assets.

         2. Invest in interests in oil, gas or mineral exploration or development programs.

         3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more that 15% of the value of the Fund's net assets would be so invested.

         4.   Invest more than 15% of its net assets in illiquid securities.



         COMSTOCK PARTNERS STRATEGY FUND (OTHER INVESTMENT RESTRICTIONS)

     In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Strategy Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Strategy Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Strategy Fund. The Strategy Fund may not:

         1. Invest in oil, gas or other mineral exploration development programs or leases.

         2. Purchase or sell securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein, except readily marketable interests in real estate investment trusts or readily marketable securities of companies (including partnerships) which invest in real estate.

         3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

         4.   Invest more than 15% of its net assets in illiquid securities.

                           ---------------------------



     If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that asset coverage on any borrowing by a Fund falls below the level required by Section 18 of the 1940 Act, that Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act. In the event that a Fund's aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.


                             MANAGEMENT ARRANGEMENTS


DIRECTORS AND OFFICERS

     The Board of Directors of the Company is responsible for the overall management and operation of the Funds. The directors and executive officers of the Company and their principal occupations during the last five years are set forth below.

                                                                                          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                        POSITION(S) WITH COMPANY                    DURING PAST 5 YEARS
----------------------                        ------------------------                    -------------------

*Charles L. Minter                            Director, Chairman of the Board,            Director, Chairman of the Board
993 Lenox Drive, Suite 106                    President, and Member of Executive          and Chief Executive Officer of Comstock
Lawrenceville, New Jersey 08648               Committee                                   Partners, Inc. since November 1996, and
56 years old                                                                              prior thereto, Vice Chairman, President
                                                                                          and Secretary of Comstock Partners, Inc.



M. Bruce Adelberg                             Director, Member of                         Consultant, MBA Research Group
MBA Research                                  Audit Committee                             and Director of Carrols Corporation
33 Channel Lane                                                                           (food services) and Carrols Holdings,
Salem, SC 29676                                                                           Inc.
60 years old

E.W. Kelley                                   Director, Chairman of Audit                 Managing General Partner, Kelley &
Kelley & Partners, Ltd.                       Committee                                   Partners, Ltd. (consumer products and
36 South Pennsylvania Street                                                              services). Chairman, Consolidated
Suite 550                                                                                 Products, Inc. (food services).
Indianapolis, IN
80 years old

Sven B. Karlen, Jr.                           Director, Member of Audit                   General Partner of Grandview
Grandview Partners, L.P.                      Committee                                   Partners, L.P. (investments)
One Financial Center
Boston, MA 02111
53 years old


Robert M. Smith                               Director, Member of Audit                   President, Smith Advisers, Ltd.
Smith Advisers, LTD.                          Committee                                   (investments), from January 1983-
812 Coachway                                                                              November 1995, President and
Annapolis, MD 21401                                                                       Director of Ansbacher (Dublin) Asset
67 years old                                                                              Management Ltd.


*W. Troy Hottenstein, CFA                     Secretary                                   President since November 1996 (and, prior
993 Lenox Drive, Suite 106                                                                thereto, Chief Operating Officer and
Lawrenceville, New Jersey 08648                                                           since 1991, Research Analyst at Comstock
28 years old                                                                              Partners, Inc.



*Robert C. Ringstad                           Vice President, Treasurer, Chief            Vice President Operations--Regent
993 Lenox Drive, Suite 106                    Financial Officer and Assistant             Investor Services
Lawrenceville, New Jersey 08648               Secretary
66 years old

------------------

*     Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment
      Adviser.

     For so long as the Class A, Class B or Class C Service and Distribution Plans remain in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

     The Executive Committee of the Board of Directors of the Company exercises all of the powers and authority of the Board of Directors between meetings of the Board of Directors.

     As of July 1996, the Company pays each non-interested director a fee of $20,000 per year (consisting of $10,000 per portfolio of the Company), and reimburses each such director for expenses of attendance.

     No Director of the Company serves as a director of any other investment company advised or administered by The Dreyfus Corporation, the Funds' sub-investment adviser. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 1997. For the fiscal year ended April 30, 1997, the aggregate amount of fees and expenses received by each Director from the Company were as follows:

                                                                           PENSION OR
                                                                           RETIREMENT                                 TOTAL
                                                        AGGREGATE           BENEFITS            ESTIMATED         COMPENSATION
                                                      COMPENSATION       ACCRUED AS PART     ANNUAL BENEFITS      FROM COMPANY
                                                          FROM             OF COMPANY             UPON            PAID TO BOARD
NAME OF BOARD MEMBER                                    COMPANY*            EXPENSES           RETIREMENT            MEMBER*
Stanley D. Salvigsen                                        0                   0                   0                   0
Charles L. Minter                                           0                   0                   0                   0
M. Bruce Adelberg                                     $19,633                   0                   0             $19,633
Sven B. Karlen, Jr.                                   $19,633                   0                   0             $19,633
E. W. Kelley                                          $19,633                   0                   0             $19,633
Robert M. Smith                                       $19,633                   0                   0             $19,633

------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,741 for the Company.


     As of August 4, 1997, the following entities were known by the Capital Value Fund to own, of record or beneficially, 5% or more of the Capital Value Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 18.3905% of the outstanding Class A shares, 27.7399% of the outstanding Class B shares and 55.4452% of the outstanding Class C shares, of the Capital Value Fund; and J.R. Levy Family LTD, Westcliff Capital Management and Dreyfus Trust Co. Custodian FBO Vance C. Brown, respectively, were the record owners of 56.4349%, 23.1356% and 15.4612% of the outstanding Class R shares.

     As of August 4, 1997, the following entities were known by the Strategy Fund to own, of record or beneficially, 5% or more of the Strategy Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 53.0666% of the outstanding Class O shares, 48.2332% of the outstanding Class A shares and 68.9713% of the outstanding Class C shares, of the Strategy Fund and Southtrust Estate Trust Co. Dr. Joseph I Miller Jr was the record owner of 18.4114% of the outstanding Class C Shares of the Strategy Fund.

     The officers and directors of the Company own less than 1% of each Class of the Funds.


INVESTMENT ADVISER

     The Company, on behalf of the Capital Value Fund, has engaged the Investment Adviser to provide professional investment management for the Fund pursuant to an Investment Advisory Agreement, dated as of August 30, 1996, between the Fund and the Investment Adviser (the " Capital Value Fund Investment Advisory Agreement"). In addition, the Company, on behalf of the Strategy Fund, has engaged the Investment Adviser to provide professional investment management for the Strategy Fund pursuant to an Investment Advisory Agreement between the Fund and the Investment Adviser (the "Strategy Fund Investment Advisory Agreement"). Unless earlier terminated as described below, the Capital Value Fund Investment Advisory Agreement will remain in effect until August 30,
1997 and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company (as defined in the 1940 Act) and
(ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Capital Value Fund (as defined in the 1940 Act). In addition, unless earlier terminated as described below, the Strategy Fund Investment Advisory Agreement will remain in effect until August 30, 1997 and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company (as defined in the 1940 Act) and
(ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Strategy Fund (as defined in the 1940 Act). Either Investment Advisory Agreement may be terminated without penalty on 60 days' written notice by either party thereto or by vote of the stockholders of the relevant Fund, and will terminate automatically on assignment.

     The Company (including the Funds) may, so long as each Investment Advisory Agreement remains in effect, use "Comstock" as part of its name. The Investment Adviser may, upon termination of an Investment Advisory Agreement, require the Company (including the Funds) to refrain from using the name "Comstock" in any form or combination in its name or in its business.

     If expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser will reimburse that Fund for any such excess to the extent required by such regulations in an amount not to exceed the Investment Adviser's annual fee during the period in which such limitations were exceeded. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations, and the expenses incurred by Class A, Class B and Class C shares of the relevant Fund pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, are included within such expenses only to the extent required by any state in which the Fund's shares are qualified for sale.

     The investment advisory fees paid by the Strategy Fund to the Investment Adviser for the fiscal years ended April 30, 1995, April 30, 1996 and April 30, 1997 amounted to $2,858,688, $1,977,868, and $1,429,864, respectively. The investment advisory fee paid by the Capital Value Fund to the Investment Adviser for the period July 26, 1996 through April 30, 1997 amounted to $823,026.


SUB-INVESTMENT ADVISER

     The Company, on behalf of the Capital Value Fund, and the Investment Adviser, on behalf of the Strategy Fund, has engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services to the Funds.

     The Sub-Investment Advisory and Administration Agreement, dated as of July 25, 1996 (the "Capital Value Fund Sub-Investment Advisory Agreement"), between the Company and the Sub-Investment Adviser, will remain in effect until two years from the date of its effectiveness and from year to year thereafter if approved annually (i) by a majority of the non-interested directors (as defined in the 1940 Act) of the Company and (ii) by the Board of Directors of the Company or by a majority (as defined in the 1940 Act) of the outstanding shares of the Capital Value Fund. The Capital Value Fund Sub-Investment Advisory Agreement may be terminated without penalty on 60 days' written notice, by either party thereto, by the Company or by vote of the stockholders of the Fund, and will terminate automatically on assignment (as defined in the 1940 Act).

     In addition, the Sub-Investment Advisory Agreement (the " Strategy Fund Sub-Investment Advisory Agreement"), between the Sub-Investment Adviser and the Investment Adviser, will remain in effect until August 30, 1997 and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Fund. The Sub-Investment Advisory Agreement may be terminated without penalty on 60 days' written notice, by either party thereto, by the Company or by vote of the stockholders of the Fund, and will terminate automatically on assignment.

     Under the Capital Value Fund Sub-Investment Advisory Agreement, the Sub-Investment Adviser is obligated to waive, reduce or refund its fees received from the Company on behalf of the Fund if and to the extent that the Investment Adviser has waived, reduced or refunded all of the fees it was entitled to receive during the period expense limitations, applicable to the Fund and imposed by state securities laws, were exceeded and the Fund continues to exceed those limitations.

     Under the Strategy Fund Sub-Investment Advisory Agreement, the Sub-Investment Adviser is obligated to reimburse the Investment Adviser in proportion to the respective fees received by them to the extent that any expense limitations applicable to the Fund imposed by state securities laws are exceeded.


     For the fiscal years ended April 30, 1995, April 30, 1996 and April 30, 1997 the Sub-Investment Adviser received fees from the Investment Adviser with respect to the Strategy Fund in the amounts of $714,673, $494,467 and $357,466, respectively, from the Investment Adviser. For the period July 26, 1996 through April 30, 1997 the Sub-Investment Adviser received a fee from the Capital Value Fund for sub-investment advisory and administration services in the amount of $720,146.



ADMINISTRATOR

         Under the terms of the Administration Agreement between Princeton Administrators, L.P. (the "Princeton") and the Strategy Fund, Princeton performs or arranges for the performance of certain administrative services necessary for the operation of the Strategy Fund. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and 0.175% of the Strategy Fund's average daily net assets in excess of $600 million. For the fiscal years ended April 30, 1995, April 30, 1996, and April 30, 1997 Princeton received fees pursuant to the contractual arrangements then in effect amounting to $1,027,896, $734,288, and $551,621, respectively, from the Strategy Fund.

      Under the terms of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser has agreed to perform or arrange for the performance of certain administrative services necessary for the operation of the Capital Value Fund, including, among other responsibilities, supplying office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing services, internal executive and administrative services, and stationery and office supplies; preparing reports to the Capital Value Fund's shareholders, tax returns, reports to and filings with state Blue Sky authorities; calculating the net asset value of the Capital Value Fund on a daily basis; and, subject to the supervision of the Company's Board of Directors, generally assisting in all aspects of the Capital Value Fund's operations (except with respect to investment advisory services provided by the Investment Adviser). For a description of the fees payable by Capital Value Fund to the Sub-Investment Adviser, see "Management Arrangements---Sub-Investment Adviser" above.

     Pursuant to an agreement, dated as of July 25, 1996, Princeton, the Sub-Investment Adviser and the Company agreed that, in addition to its responsibilities under the Sub-Investment Advisory Agreement relating to the Capital Value Fund, among other things, the Sub-Investment Adviser shall prepare and file all State Blue Sky filings for the Company, on behalf of the Strategy Fund, and prepare and file with the Securities and Exchange Commission each N-SAR for the Company. The Sub-Investment-Adviser agreed to adhere to the standard of care which applies to the Sub-Investment Adviser pursuant to the Capital Value Fund Sub-Investment Advisory and Administration Agreement. In addition, the parties also agreed that Princeton shall have no responsibility for the performance of such services under the Strategy Fund Administration Agreement.

     In addition, pursuant to an agreement, dated as of July 25, 1996, Princeton, the Sub-Investment Adviser and the Company agreed that, in addition to its responsibilities under the Administration Agreement relating to the Strategy Fund, among other things, Princeton shall perform certain administrative services for the Capital Value Fund, including the preparation and distribution of materials to the Company's Board of Directors in connection with meetings of the Board and any committee thereof and the preparation and distribution of minutes to such meeting. Princeton agreed to adhere to the standard of care which applies to Princeton pursuant to the Strategy Fund Administration Agreement. In addition, the parties also agreed that the Sub-Investment Adviser shall have no responsibility for the performance of such services under the Capital Value Fund Sub-Investment Advisory and Administration Agreement.

FUND EXPENSES

     Except for the expenses borne by the Investment Adviser, the Sub-Investment Adviser, Princeton and the Distributor (as described below) pursuant to their respective agreements, the Company, on behalf of the relevant Fund, will pay all expenses incurred in connection with its operation, including, among other things, organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, Securities and Exchange Commission fees and Blue Sky qualification fees, fees and expenses of non-interested directors, officers' and employees' fees (other than officers or employees of the Investment Advisor, the Sub-Investment Advisor or any affiliate thereof), investment and sub-investment advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's or such Fund's existence, payments to service organizations, costs of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. Expenses attributable solely to a particular Class, including the additional incremental shareholder administrative expenses resulting from the Class B and Class C deferred sales charge arrangements, are borne exclusively by that Class. In addition, the Class A shares of each of the Funds bear certain servicing expenses in accordance with the Class A Service and Distribution Plan, and the Class B shares of the Capital Value Fund and Class C shares of the Capital Value Fund and Strategy Fund bear certain servicing and distribution expenses in accordance with the Class B and Class C Service and Distribution Plans. See "Service and Distribution Plans."


                             PURCHASE OF FUND SHARES


THE DISTRIBUTOR

     Premier Mutual Fund Services, Inc. serves as the Funds' distributor on a best efforts basis (the "Distributor") pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for funds in the Dreyfus Family of Funds and for certain other investment companies.


TELETRANSFER PRIVILEGE

     TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Funds' transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's account in the relevant Fund on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, payments for purchase of a Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as is designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Stock Certificates; Signatures." Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request.


SALES LOADS-CLASS A

     The scale of sales loads applies to purchases of Class A shares of the Capital Value Fund or the Strategy Fund made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. The term "purchaser" shall not include an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children and such individual and/or spouse purchasing securities on behalf of his or her IRA, Keogh Plan, or 403(b)(7) Plan to the extent such 403(b)(7) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), custodial account or under certain employee benefit plans or other programs due to concerns that such aggregation might constitute a prohibited transaction under the Code or ERISA.


                            REDEMPTION OF FUND SHARES


WIRE REDEMPTION PRIVILEGE

     By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form and the price for such payment will be at the next determined net asset value following such redemption request. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                           TRANSFER AGENT'S
              TRANSMITTAL CODE                             ANSWER BACK SIGN
                   144295                                  144295 TSSG PREP


     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TREED Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


REDEMPTIONS IN KIND

     The Board of Directors reserves the right to make payments in whole or in part in securities or other assets of a Fund in case of an emergency or any time a cash distribution would impair the liquidity of that Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as that Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.


SUSPENSION OF REDEMPTIONS

     The right of redemption may be suspended or the date of payment postponed by a Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


STOCK CERTIFICATES; SIGNATURES

     Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-554-4611.


                              SHAREHOLDER SERVICES


EXCHANGE PRIVILEGE

     Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.


     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.


     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of such fund shares and their account number.

     To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Touch automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares of the Capital Value Fund held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a new account by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.


AUTO-EXCHANGE PRIVILEGE

     The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund advised or administered by the Sub-Investment Adviser. This Privilege is available only for existing accounts. With respect to Class R shares of the Capital Value Fund held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Exchange Privilege." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

         The Exchange Privilege and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

         Shareholder Services Forms and prospectuses of other funds may be obtained by calling 1-800-554-4611. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of shares of a Fund, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. The Automatic Withdrawal Plan may be terminated at any time by the investor, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares of a Fund withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.


DIVIDEND SWEEP

     The Dividend Sweep privilege allows investors to invest on the payment date their dividends or dividends and capital gains distributions, if any, from a Fund in shares of another fund advised or administered by the Sub-Investment Adviser of which the investor is a shareholder. Shares of other funds purchased pursuant to the Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:


     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.


     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS

     Each Fund makes available to corporations a variety of prototype pension and profit sharing plans, including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services are also available. For details, please call toll free 1-800-358-5566.

     Investors who wish to purchase shares of a Fund in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750 with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                         SERVICE AND DISTRIBUTION PLANS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Service and Distribution Plans."


SERVICE AND DISTRIBUTION PLAN - CLASS A SHARES

     Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid for advertising or marketing the Class A shares of the Company and the fees paid to the Distributor and to certain banks, brokers, dealers or other financial institutions (collectively, "Service Agents") could be deemed to be payment of distribution expenses, the Company's Board of Directors has adopted such a plan with respect to the Class A shares of each Fund (the "Class A Service and Distribution Plan"). The Company's Board of Directors believes that there is a reasonable likelihood that the Class A Service and Distribution Plan will benefit each Fund and its Class A shareholders. In some states, banks or other financial institutions effecting transactions in Class A shares may be required to register as dealers pursuant to state law.

     Under the Class A Service and Distribution Plan, servicing shareholder accounts with respect to the Class A shares may include, among other things, one or more of the following: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

         For the fiscal years ended April 30, 1995, April 30, 1996 and April 30, 1997 the Strategy Fund's Class A shares bore expenses of $261,869,
$147,948 and $123,138, respectively, pursuant to the Class A Services and Distribution Plan (formerly known as the "Account Maintenance Plan"). For the period from July 25, 1996 through April 30, 1997 the Capital Value Fund's Class A shares bore expenses of $503,530 pursuant to the Class A Services and Distribution Plan.


SERVICE AND DISTRIBUTION PLANS-CLASS B SHARES AND CLASS C SHARES

     In addition to the above described Class A Service and Distribution Plan, the Company's Board of Directors has adopted a Class B Service and Distribution Plan and a Class C Service and Distribution Plan under the Rule with respect to Class B of the Capital Value Fund and Class C shares of each Fund, pursuant to which the Company, on behalf of the relevant Fund, pays the Distributor and Dreyfus Service Corporation for distributing such Fund's Class B shares (in the case of the Capital Value Fund) and Class C shares, respectively, and for the provision of certain services to the holders of such Class B and Class C shares. The Company's Board of Directors believes that there is a reasonable likelihood that the Class B Service and Distribution Plan will benefit the Capital Value Fund and its Class B shareholders and that the Class C Service and Distribution Plan will benefit each Fund and its Class C shareholders.

     For the period July 25, 1996 through April 30, 1997 the Capital Value Fund's Class B and C shares bore expenses of $556,548 and $40,688, respectively, pursuant to the respective Class B and C Service and Distribution Plans, and $185,516 and $13,563 were charged for shareholder servicing for the Capital Value Fund's Class B and Class C shares, respectively. For the period August 1, 1995 through April 30, 1996 and for the fiscal year ended April 30, 1997 the Strategy Fund's Class C shares bore expenses of $814 and $85,733, respectively, pursuant to the Class C Service and Distribution Plan and $272 and $28,578 were charged for shareholder servicing for the Strategy Fund's Class C shares for the period August 1, 1995 through April 30, 1996 and for the fiscal year ended April 30, 1997, respectively.


GENERAL

     Quarterly reports of the amounts expended under each of the Class A, Class B and Class C Service and Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Class A, Class B and Class C Service and Distribution Plans each provide that it may not be amended to increase materially the cost which the Class A, Class B or Class C shares of a Fund, respectively, may bear pursuant to such plan without the approval of such Class A, Class B or Class C shareholders, respectively, and that other material amendments of the Class A, Class B or Class C Service and Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither interested persons of the Company nor have any direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans, by vote cast in person at a meeting called for the purpose of considering such amendments. The Class A, Class B and Class C Service and Distribution Plans and the related service agreements are subject to annual approval by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Class A, Class B and Class C Service and Distribution Plans. The Class A, Class B and Class C Service and Distribution Plans may each be terminated at any time, with respect to a Fund, by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans or by vote of a majority of the Class A, Class B or Class C shares of a Fund, respectively. Any related service agreement may be terminated without penalty at any time, by such vote. Each service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


                             PORTFOLIO TRANSACTIONS

     The Strategy Fund's portfolio turnover rate for the period beginning May 26, 1988 (commencement of operations) and ending April 30, 1989 and the fiscal years ended April 30, 1990, April 30, 1991, April 30, 1992, April 30, 1993, April 30, 1994, April 30, 1995, April 30, 1996 and April 30, 1997 were
38%, 40%, 16%, 89%, 56%, 31%, 100%, 96%, and 126%, respectively. The Capital
Value Fund's portfolio turnover rate for the period from July 25, 1996 through April 30, 1997 was 399%.

     The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser and to select the markets in which such transactions are to be executed. Each Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution for the relevant Fund. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations may be pursuant to privately negotiated transactions pursuant to which that Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation.

     In selecting brokers to execute particular transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Investment Adviser is also authorized to cause a Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Adviser in exchange for the placement of transactions with such brokers. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Adviser in servicing all of the accounts of the Fund for which investment discretion is exercised by the Investment Adviser, and not all such services may be used by the Investment Adviser in connection with the Funds. The research services provided may include, among other things, market quotation and news services, portfolio analytic systems and support, access to economic databases and analyses of macroeconomic and financial trends.

     Each Investment Advisory Agreement requires the Investment Adviser to provide fair and equitable treatment to the relevant Fund in the selection of portfolio investments and the allocation of investment opportunities as between that Fund and the Investment Adviser's other investment management clients, but does not obligate the Investment Adviser to give that Fund exclusive or preferential treatment. It is likely that from time to time the Investment Adviser may make similar investment decisions for a Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by a Fund and another client of the Investment Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as that Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund engaging in the transaction.


                     ADDITIONAL INFORMATION CONCERNING TAXES


GENERAL

     The Strategy Fund and the Capital Value Fund have each qualified, and elected, to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
To so qualify, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) for each taxable year beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of any of the following held for less than three months: stock or securities, or options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other RICs). These requirements may restrict the degree to which a Fund may realize short-term gains in taxable years beginning on or before August 5, 1997, and limit the range of that Fund's investments.

     As a RIC, a Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (i.e., the excess of a Fund's long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gains. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who will be (i) required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

     Each Fund will be subject to a nondeductible 4% federal excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such year, (b) at least 98% of its capital gain income (generally the excess, if any, of its capital gains over its capital losses) for the one-year period ending, as a general rule, on October 31 of that year, and (c) 100% of undistributed ordinary income and capital gain net income from the preceding calendar year (if any) pursuant to the calculations on
(a) and (b). For this purpose, any income or gain retained by that Fund that is subject to a corporate tax will be considered to have been distributed by year-end.


ORIGINAL ISSUE DISCOUNT

     Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors. For taxable years beginning on or before August 5, 1997, the extent to which a Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.


FOREIGN WITHHOLDING TAXES

     A Fund may be subject to certain taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are met and more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid by its shareholders. If eligible, each Fund intends to make this election. If a Fund makes this election, its shareholders will be required to include in income their respective pro rata portions of foreign income taxes paid by the Fund and, if they itemize their deductions, will be entitled to deduct such respective pro rata portions in computing their taxable incomes or, alternatively, to claim foreign tax credits (subject to the limitations discussed below). Each year that the Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders.

     Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's United States federal income tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. A Fund's gains from the sale of securities will be treated as derived from

United States sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from United States sources. The limitation on the foreign tax credit is generally applied separately to foreign source "passive income," such as the portion of dividends received from a Fund that qualifies as foreign source income. However, the limitation would not be applied separately for certain individuals whose foreign source income during the taxable year consists entirely of "qualified passive income" and whose creditable foreign taxes paid or accrued during the taxable year do not exceed $300. In addition, the foreign tax credit is allowed to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Further, in certain circumstances, a shareholder that (i) has held shares of a Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. The Fund must also meet this holding period requirement with respect to its foreign securities in order to flow through "creditable" taxes. Because of these limitations, shareholders of a Fund may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

     The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


OPTION, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

     A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, future contract, forward contract, or hedge investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

     As indicated in the Prospectus, description of tax consequences set forth in this Statement of Additional Information and the Prospectus are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership in either Fund.


                             PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Certain Information Regarding Performance."

     For purposes of quoting and comparing the performance of each Class of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Total return and yield quotations are computed separately for each Class of shares of a Fund. Under the rules of the SEC ("Commission Rules"), funds advertising performance must include average annual total return quotes calculated according to the following formula:

                                    P(1+T)n=ERV

                  Where:   P        =  a hypothetical initial payment of $1,000

                           T        =  average annual total return

                           n        =  number of years (1, 5 or 10)

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year period (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication.

     A Class' average annual total return figures calculated in accordance with the foregoing formula assume that in the case of Class A shares the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase, and in the case of Class B or Class C shares the maximum applicable CDSC has been paid upon redemption at the end of the period. Total return or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) presented that would equate the initial amount invested to the ending redeemable value.

     Each Fund presents performance information for each of its Classes since the commencement of investment operations, rather than since the date each Class was introduced. For the Capital Value Fund, performance is presented since the commencement of investment operations of the Dreyfus Capital Value Fund, Inc. (the "Dreyfus Capital Value Fund"), the predecessor of the Capital Value Fund. Performance information for each Class of each Fund introduced after the commencement of investment operations therefore includes the performance history of a predecessor Class or Classes. The historical operating expenses of the predecessor Class or Classes, including distribution and service fees and other operating expenses, are not restated to reflect the ongoing expenses of the Class whose performance is being shown. However, sales loads of the predecessor Class or Classes are restated, when presenting performance inclusive of sales loads, to reflect the current applicable sales load for the Class whose performance is being shown and not the sales charges paid on the predecessor class. This means that in presenting the performance of Class A shares inclusive of sales loads, the current maximum front-end sales load for Class A shares is reflected, and in presenting the performance of Class B or Class C shares inclusive of sales loads, the current applicable CDSC is reflected.

     Capital Value Fund - Certain Differences in the Historical Operating Expenses of Predecessor Classes. Prior to January 15, 1993, the Dreyfus
Capital Value Fund (the Capital Value Fund's predecessor) did not offer Class B shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R shares. Because Class B shares of the Dreyfus
Capital Value Fund were not actually introduced until January 15, 1993, the total return for Class B shares for the period prior to their introduction reflects the annual service and distribution fees and other expenses actually paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class B because such higher fees and expenses were not paid during that period. Because Class C shares of the Dreyfus Capital Value Fund were not actually introduced until August 22, 1995, Class C performance information for the period prior to their introduction reflects the annual service and distribution fees and other expenses for Class B (which, prior to its introduction, reflects the annual service and distribution fees and other expenses borne by Class A) and, therefore, with respect to the period prior to the introduction of Class B, does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C. Class R performance information for the period prior to the introduction of Class R shares reflects the annual service and distribution fees and other expenses borne by Class A.

     Strategy Fund - Certain Differences in the Historical Operating Expenses of Predecessor Classes. Prior to August 1, 1995, the Strategy Fund did not offer Class C shares. Performance information for Class C for the period from July 15, 1992 to August 1, 1995 reflects the annual distribution fees paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during that period. Performance information presented by the Strategy Fund for Class O is restated to reflect the maximum front end sales load payable at the time the Fund last offered Class O shares, and not the underwriting discount paid in connection with the initial offering of the Strategy Fund's shares as a closed-end fund. Performance information for all Classes prior to August 1, 1991 reflects performance of the Strategy Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Strategy Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.

     The following tables set forth the aggregate and average annual total return for Class A, Class B, Class C and Class R shares of the Capital Value Fund for certain periods of time each ending April 30, 1997, and include the performance of the Dreyfus Capital Value Fund, the Fund's predecessor. INVESTORS SHOULD NOTE THAT INFORMATION PRESENTED IN THE TABLES FOR CLASS B, CLASS C AND CLASS R SHARES PRIOR TO THEIR INCEPTION IS BASED ON THE HISTORICAL OPERATING EXPENSES AND PERFORMANCE OF A PREDECESSOR CLASS AND DOES NOT REFLECT THE RELATIVE EXPENSES THAT AN INVESTOR WOULD INCUR AS A HOLDER OF CLASS A, CLASS B, CLASS C OR CLASS R SHARES OF THE CAPITAL VALUE FUND. ACCORDINGLY, THE TABLE SHOULD NOT BE UTILIZED IN EVALUATING WHETHER CLASS A, CLASS B, CLASS C OR CLASS R SHARES WOULD BEST SUIT AN INVESTOR'S NEEDS. In evaluating the relative merits of such shares, investors should refer to "The Funds' Expenses" and "Alternative Purchase Methods" in the Funds' Prospectus.




                      COMSTOCK PARTNERS CAPITAL VALUE FUND

                                                         CLASS A                                          CLASS B(3)
                                 TOTAL AGGREGATE RETURN    AVERAGE ANNUAL RETURN   TOTAL  AGGREGATE RETURN    AVERAGE ANNUAL RETURN
                                 AT N.A.V.    WITH LOAD   AT N.A.V.    WITH LOAD    AT N.A.V.   WITH CDSC    AT N.A.V.    WITH CDSC
Inception (October 10, 1985)     114.99 %      105.36 %      6.85 %     6.42 %      107.27 %                   6.51 %
Policy Inception (April 28,
   1987)(2)                       35.56 %       29.48 %      3.09 %     2.61 %       30.70 %                   2.71 %
10 Year                           34.65 %       28.60 %      3.02 %     2.55 %       29.82 %                   2.64 %
5 Year                           -13.80 %      -17.69 %     -2.93 %    -3.82 %      -16.89 %     -18.27 %     -3.63 %     -3.95 %
1 Year                           -12.97 %      -16.91 %    -12.97 %   -16.91 %      -13.69 %     -16.95 %    -16.95 %    -16.95 %




                                                                                                                  CLASS R(5)
                                                                                                          -------------------------
                                                                                                                    TOTAL
                                                                    CLASS C(4)                            AGGREGATE   AVERAGE ANNUAL
                                              TOTAL AGGREGATE RETURN          AVERAGE ANNUAL RETURN       -------------------------
--------------------------------------------------------------------------------------------------------   RETURN         RETURN
                                              AT N.A.V.      WITH CDSC      AT N.A.V.       WITH CDSC     AT N.A.V.      AT N.A.V.
Inception (October 10, 1985)                  107.50 %                        6.52 %                       115.86 %        6.88 %
Policy Inception (April 28, 1987)              30.85 %                        2.72  %                       36.12 %        3.13 %
10 Year                                        29.97 %                        2.66 %                        35.20 %        3.06 %
5 Year                                        -16.80 %                      - 3.61 %                       -13.45 %       -2.85 %
1 Year                                        -13.47 %       -14.28 %        13.47 %       -14.28 %        -12.83 %      -12.83 %

------------------


(1)   Performance information assumes dividend reinvestment.
(2) On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, became the Dreyfus Capital Value Fund's
      Sub-Investment Adviser.
(3) Because Class B shares were not introduced until January 15, 1993, the total return for Class B shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations through January 15, 1993. As a result, total return for Class B shares prior to this date does not reflect the higher level of service and distribution fees and certain administrative expenses borne by Class B shares which, if reflected, would reduce the total return presented.
(4) Because Class C shares were not introduced until August 22, 1995, the total return for Class C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations through January 15, 1993 and Class B shares from January 15, 1993 through August 22, 1995. As a result, total return for Class C shares for the period prior to January 15, 1993 does not reflect the higher level of service and distribution fees and certain administrative expenses borne by Class C shares which, if reflected, would reduce the total return presented.
(5) Because Class R shares were not introduced until August 22, 1995, the total return for Class R shares for the period prior to their introduction is based on the performance of Class A shares.



     The following tables set forth the average annual total returns for Class O, Class A and Class C shares of the Strategy Fund for certain periods of time each ending April 30, 1997. Class O shares are no longer issued by the fund except in connection with the reinvestment of dividends on outstanding Class O shares. INVESTORS SHOULD NOTE THAT INFORMATION PRESENTED IN THE TABLES FOR CLASS A AND CLASS C SHARES IS BASED UPON HISTORICAL OPERATING EXPENSES OF THE STRATEGY FUND

WHICH DO NOT REFLECT THE RELATIVE EXPENSES THAT AN INVESTOR WOULD INCUR AS A HOLDER OF CLASS A OR CLASS C SHARES OF THE STRATEGY FUND. ACCORDINGLY, THE TABLE SHOULD NOT BE UTILIZED IN EVALUATING WHETHER CLASS A OR CLASS C SHARES WOULD BEST SUIT AN INVESTOR'S NEEDS. In evaluating the relative merits of Class A and Class C shares of the Strategy Fund, investors should refer to "The Funds' Expenses" and "Alternative Purchase Methods" in the Funds' Prospectus.


                                              COMSTOCK PARTNERS STRATEGY FUND

                                               AVERAGE ANNUAL TOTAL RETURN


                                  WITH DEDUCTION OF APPLICABLE SALES CHARGES(1)

                                                                                                                      SINCE
                                                                                                                  COMMENCEMENT
                                                            ONE YEAR          THREE YEARS       FIVE YEARS        OF OPERATIONS
Class O (2)...........................................      - 9.14 %         -1.52 %             2.14 %             6.10 %
                                                             -----            -----               ----              -----
Class A (3)(4)........................................       -9.37 %         -1.83 %              1.85 %            5.93 %
                                                             ----             -----               -----             ----
Class C (5)(6)........................................       -6.82 %         -0.75 %              2.52 %            6.32 %
                                                             -----           -----                ----              ----




                                                AVERAGE ANNUAL TOTAL RETURN


                                       WITHOUT DEDUCTION OF APPLICABLE SALES CHARGES(1)

                                                                                                                      SINCE
                                                                                                                  COMMENCEMENT
                                                            ONE YEAR          THREE YEARS       FIVE YEARS        OF OPERATIONS
Class O...............................................   -4.85%             0.00%             3.09%             6.65%
Class A (4)...........................................   -5.10%            -0.31%             2.80%             6.48%
Class C (6)...........................................   -5.94%            -0.75%             2.52%             6.32%

------------------

(1) Performance information assumes dividend reinvestment. Performance information for the period prior to August 1, 1991 reflects performance of the Strategy Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Strategy Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.
(2) Performance information has been restated to reflect the maximum initial sales charge payable on Class O shares when the Strategy Fund last offered such shares.
(3) Performance information has been restated to reflect the maximum initial sales charge payable on Class A shares of the Strategy Fund.
(4) Because Class A shares of the Strategy Fund were not actually introduced until July 15, 1992, performance information for the period prior to July 15, 1992 does not reflect service and distribution fees borne by Class A shares which, if reflected, would reduce the performance quoted.
(5) Performance information has been restated to reflect any applicable CDSC with respect to Class C shares of the Strategy Fund in lieu of the maximum initial sales charge payable on Class A shares.
(6) Because Class C shares were not introduced until August 1, 1995, the total return for Class C shares for the period prior to their introduction is based on the performance of Class O shares from the Fund's inception through July 15, 1992 and Class A shares from July 15, 1992 through August 1, 1995. As a result, total return for Class C shares for the period prior to August 1, 1995 does not reflect the higher level of service and distribution fees and certain administrative expenses borne by Class C shares which, if reflected, would reduce the total return presented.

                           ---------------------------



     Each Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., or similar independent services or financial publications, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in each Class of Fund shares at the Fund's commencement of operations (and assuming the reinvestment of each dividend or other distribution pursuant to the Strategy Fund's Dividend Reinvestment Plan for the period when the Strategy Fund was a closed-end fund) and, thereafter, at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     The Funds may from time to time include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Funds' Investment Adviser and/or the Sub-Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Investment Adviser. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals.

     Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Advertisements and communications of a Fund may compare the performance of that Fund's shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other materials and communications of the Funds may cite statistics to reflect the performance over time of a Fund's shares, utilizing comparisons to indexes such as the Lehman Brothers Government Bond Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the S&P 500 Index. From time to time, advertising materials for the Funds may refer to the Dreyfus Corporation's standing in the financial community, to the role it plays or has played in the mutual fund industry, and to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. The Funds' advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments. In addition, advertising materials for the Funds may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community, and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community. From time to time advertising materials for the Funds also may refer to Morningstar ratings and related analyses supporting the rating.


                                 NET ASSET VALUE

     Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for many debt securities this ordinarily will be the over-the-counter market.

Notwithstanding the above, debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specified securities. Securities not priced in this manner are valued at the mean of the most recent bid and asked quotations, or when available, at the latest quoted sale price on the date of valuation. When a Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last asked price. Options purchased by a Fund are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the exchange rates prevailing as of 11:30 a.m., New York time. Short-term debt securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. The values of other assets and securities for which no current quotations are readily available are determined in good faith at fair value using methods determined by the Board of Directors.

     As stated in the Prospectus, each Fund's net asset value per share for each Class of that Fund's common stock for the purpose of pricing purchase and redemption orders is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day. As used in the Prospectus, " business day" refers to those days when the Investment Adviser, Princeton, the Transfer Agent and the New York Stock Exchange are all open for business, which is Monday through Friday, except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                                  CAPITAL STOCK

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A shares of the Company shall be voted on only by holders of Class A shares of the relevant Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund, means the vote of the lesser of (i) 67% of that Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Each share of a portfolio of the Company is entitled to such dividends and distributions out of the assets belonging to that portfolio as are declared in the discretion of the Company's Board of Directors. In determining the Fund's net asset value, assets belonging to the Fund are credited with a proportionate share of any general assets of the Company not belonging to the Fund and are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company. The general liabilities of the Company are normally allocated in proportion to the relative net asset values of the respective portfolios of the Company at the time of distribution.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

     Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to a Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

                                    CUSTODIAN

     The Bank of New York acts as the U.S. and international custodian for the Capital Value Fund and U.S. custodian for the Strategy Fund. Brown Brothers Harriman & Co. acts as the international custodian for the Strategy Fund. Under their respective Custodian Agreements, The Bank of New York and Brown Brothers, as the case may be, are authorized to establish accounts for foreign securities owned by the relevant Fund to be held with foreign branches of United States banks as well as with certain foreign banks and securities depositaries. The custodians do not determine the investment policies of the Funds, nor decide which securities the Funds will buy or sell.


                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Sub-Investment Adviser, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Funds' transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, on behalf of each of the Funds, the Transfer Agent arranges for the maintenance of shareholders account records for the Funds, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund. For the fiscal year ended April 30, 1997, the Fund paid the Transfer Agent $216,878 with respect to the Capital Value Fund and $121,223 with respect to the Strategy Fund.


                                     EXPERTS

     Ernst & Young LLP serves as the independent auditors for the Funds. The financial statements of the Funds included in this Statement of Additional Information have been so included in reliance upon the report of Ernst & Young LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.


                                OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respect by such reference.

                              Financial Statements
                                    for the
                         Comstock Partners Funds, Inc.
                              As of April 30, 1997

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Strategy Fund Schedule of Investments                      As of April 30, 1997

                     S&P    MOODY'S          SHARES HELD/                                                               VALUE
                   RATING*  RATING*           FACE AMOUNT                                     ISSUE                   (NOTE 1A)
BONDS
Corporate
Convertible Bonds                           $     3,850,000
-- 4.8%               UNR     UNR                                  Ashanti Capital, Ltd. 5.500% due 3/15/2003        $  3,152,188
                      UNR     UNR                 1,741,000        Bema Gold Corp. 7.500% due 2/28/2000                 6,093,500
                                                                                                                     ------------
                                                                                                                        9,245,688
                                                                                                                     ------------
US Government                                                      Federal National Mortgage Association
Agency                                                             Interest-Only
Obligations --                                   15,537,434         Stripped Security Series 267 Class 2 8.500% due
2.7%                  AAA     Aaa                                  10/01/2024                                           5,146,775
                                                                                                                     ------------
US Government                                                      United States Treasury Notes:
Obligations --                                   54,425,000
51.7%                 UNR     Aaa                                   8.875% due 11/15/1997 (b)                          55,300,902
                      UNR     Aaa                41,735,000         8.875% due 11/15/1998 (b)                          43,384,837
                                                                                                                     ------------
                                                                                                                       98,685,739
                                                                                                                     ------------
Foreign Government
Obligations --                         AUD        8,800,000
23.5%                 AAA     UNR                                  Australian Government 12.000% due 11/15/2001         8,141,333
                      UNR     Aaa      DEM       11,900,000        Bundesrepublik Deutschland 9.000% due 10/20/2000     7,893,937
                      UNR     Aa1      CHF       11,000,000        Kingdom of Denmark 4.250% due 9/30/1999              7,822,471
                     BBB+     UNR      SAR       67,460,000        Republic of South Africa 12.500% due 12/21/2006     13,294,682
                      UNR     Aaa      GBP        4,100,000        United Kingdom Treasury 13.000% due 7/14/2000        7,748,713
                                                                                                                     ------------
                                                                                                                       44,901,136
                                                                                                                     ------------
Foreign Corporate
Obligations --                         CAD        1,000,000
0.4%                  UNR     UNR                                  William Resources, Inc. 9.660% due 1/23/02             747,924

--------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN BONDS (Cost $155,489,551) -- 83.1%
                                                                     158,727,262
--------------------------------------------------------------------------------

COMMON STOCKS
Country Funds --                                    127,000
1.6%                                                               Fleming Russia Securities Fund (a)                   2,190,750
                                                     77,600        Lazard Vietnam Fund, Ltd. (a)                          776,000
                                                                                                                     ------------
                                                                                                                        2,966,750
                                                                                                                     ------------
Mining -- 2.9%                                       20,468        Avgold Ltd., ADRl                                      333,884
                                                     74,900        East Rand Gold & Uranium Company, Ltd., ADRl           116,095
                                                    147,600        Free State Consolidated Gold Mines, Ltd., ADRl       1,005,525
                                                    163,800        Harmony Gold Mining, Ltd., ADRl (a)                  1,146,600
                                                    177,100        Kloof Gold Mining, Ltd., ADRl                        1,217,563
                                                    218,074        Randfontein Estates Gold Mining Company
                                                                   Witwatersrand, Ltd., ADRl                              790,518
                                                     38,800        Western Deep Levels, Ltd., ADRl                        965,150
                                                                                                                     ------------
                                                                                                                        5,575,335
                                                                                                                     ------------
Real Estate
Investment
Trusts -- 2.4%                                       56,200        Essex Property Trust, Inc.                           1,643,850
                                                    105,000        G & L Realty Corp.                                   1,706,250
                                                     69,000        RFS Hotel Investors, Inc.                            1,242,000
                                                                                                                     ------------
                                                                                                                        4,592,100

--------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN COMMON STOCKS (Cost $13,521,989)
-- 6.9%                                                               13,134,185
--------------------------------------------------------------------------------

PREFERRED STOCK
Mining -- 1.5%                                       55,000        Amax Gold, Inc. $3.75 convertible pfd.               2,853,125

--------------------------------------------------------------------------------
                         TOTAL INVESTMENT IN PREFERRED STOCK (Cost $2,758,000)
-- 1.5%                                                                2,853,125
--------------------------------------------------------------------------------

SHORT-TERM
SECURITIES**
US Government                                                      United States Treasury Bills:
Obligations --                                      615,000
0.6%                  UNR     Aaa                                   4.930% due 6/26/97                                    610,228
                      UNR     Aaa                   400,000         5.025% due 6/26/97                                    396,897
                      UNR     Aaa                   215,000         5.040% due 6/26/97                                    213,332

--------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SHORT-TERM SECURITIES (Cost
$1,220,471) -- 0.6%                                                    1,220,457
--------------------------------------------------------------------------------

Total investments (cost $172,990,011) -- 92.1%                                                                        175,935,029
Put options purchased (cost $20,998,309) -- 3.6%+                                                                       6,902,344
Variation margin on open futures contracts purchased -- 0.2%++                                                            436,000
Unrealized appreciation on foreign exchange contracts -- 0.0%+++                                                            9,545
Other assets less liabilities -- 4.1%                                                                                   7,782,824
                                                                                                                     ------------
Net Assets -- 100.0%                                                                                          $191,065,742
                                                                                                                     ------------
                                                                                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Strategy Fund Schedule of Investments  (concluded)         As of April 30, 1997

+ Put options purchased as of April 30, 1997 are as follows:

                              NUMBER OF                                                  EXPIRATION DATE/                 VALUE
                              CONTRACTS                  ISSUE                            EXERCISE PRICE                (NOTE 1A)
                                   100               S&P 500 Index           Jun. 97/550                               $         0
                                 2,470               S&P 500 Index           Jun. 97/600                                    30,875
                                 1,785               S&P 500 Index           Sep. 97/625                                   301,219
                                   765               S&P 500 Index           Sep. 97/650                                   239,063
                                   465               S&P 500 Index           Dec. 97/600                                   122,062
                                   560               S&P 500 Index           Dec. 97/625                                   210,000
                                   430               S&P 500 Index           Dec. 97/700                                   516,000
                                   360               S&P 500 Index           Dec. 97/825                                 1,692,000
                                   350              S&P Flex Index           Sep. 97/700                                   249,375
                                   830              S&P Flex Index           Dec. 97/600                                   228,250
                                   645              S&P Flex Index           Dec. 97/700                                   757,875
                                   500              S&P Flex Index           Mar. 98/775                                 1,600,000
                                   550              S&P Flex Index           Jun. 98/700                                   955,625
                                                                                                                       -----------
                                              Total put options purchased
                                                  (Cost $20,998,309)                                                   $ 6,902,344
                                                                                                                       -----------
                                                                                                                       -----------

++ Open futures contracts purchased as of April 30, 1997 are as follows:

                              NUMBER OF                                                            VALUE         UNREALIZED
                              CONTRACTS                  ISSUE               EXPIRATION DATE     (NOTE 1A)      APPRECIATION
                                   165               S&P 500 Index           Jun. 97            $ 66,231,000     $1,457,450
                                                                                                ------------    ------------
                                                                                                ------------    ------------

+++ Foreign exchange contracts as of April 30, 1997 are as follows:

                             EXPIRATION                    CURRENCY                             CURRENCY               VALUE
                                DATE                      PURCHASED         COST                  SOLD               (NOTE 1A)
                     May 1997                             US Dollar      $ 3,970,542         4/5502,531,693         $ 3,960,997
                                                                         -----------                                -----------
                                                                         -----------                                -----------

    l  American Depositary Receipt (ADR).
  UNR  Unrated by Standard & Poor's or Moody's.
    *  Ratings shown have not been audited by Ernst & Young LLP.
       These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of
   **  purchase by the Fund.
  (a)  Non-income producing.
  (b)  Partially held by the custodian in a segregated account as collateral for open futures positions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Schedule of Investments                 As of April 30, 1997

                     S&P    MOODY'S           SHARES HELD/                                                               VALUE
                   RATING*  RATING*           FACE AMOUNT                                ISSUE                         (NOTE 1A)
BONDS
                                                                    Federal National Mortgage Association
US Government                                                       Interest-Only
Agency                                                                Stripped Security Series 267 Class 2 8.50%
Obligations --                              $     17,866,490
2.5%                  AAA     Aaa                                     due 10/01/2024                                 $   5,918,275
                                                                                                                     -------------
Foreign Government
Obligations --                                    10,400,000
24.9%                 AAA     UNR      AUD                          Australian Government 12.00% due 11/15/2001          9,621,575
                      AAA     Aaa      CHF         4,100,000        Republic of Austria 4.50% due 2/12/2000              2,954,616
                      UNR     Aa1      CHF        15,000,000        Kingdom of Denmark 4.25% due 9/30/1999              10,667,006
                      UNR     Aaa      DEM        14,000,000        Bundesrepublik Deutschland 9.00% due 10/20/2000      9,286,985
                      UNR     Aaa      GBP         5,100,000        United Kingdom Treasury 13.00% due 7/14/2000         9,638,643
                                                  80,000,000        Lesotho Highlands Water 13.00% due 9/15/2010
                      UNR     UNR      ZAR                          (b)                                                 15,713,803
                                                                                                                     -------------
                                                                                                                        57,882,628

--------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN BONDS (Cost $63,633,186) --
27.4%                                                                 63,800,903
--------------------------------------------------------------------------------

COMMON STOCKS
Country Funds --                                     220,765
2.0%                                                                Fleming Russia Securities Fund (a)                   3,808,196
                                                      87,000        Lazard Vietnam Fund, Ltd. (a)                          870,000
                                                                                                                     -------------
                                                                                                                         4,678,196
                                                                                                                     -------------
Mining -- 10.9%                                      329,500        Ashanti Goldfields, GDR +++                          3,912,813
                                                      29,572        Avgold, Ltd., ADRl                                     482,393
                                                      25,500        East Rand Gold & Uranium Company, Ltd., ADRl            39,525
                                                     166,400        Free State Consolidated Gold Mines, Ltd., ADRl       1,133,600
                                                     124,200        Getchell Gold (a)                                    4,766,175
                                                     192,600        Harmony Gold Mining Ltd., ADRl (a)                   1,348,200
                                                     206,100        Kloof Gold Mining Ltd., ADRl                         1,416,938
                                                     201,412        Randfontein Estates Gold Mining Company
                                                                    Witwatersrand, Ltd., ADRl                              730,119
                                                   1,559,900        Royal Oak Mines (a)                                  3,899,750
                                                     344,082        Santa Fe Pacific Gold                                5,075,209
                                                     262,000        TVX Gold (a)                                         1,473,750
                                                      49,000        Western Deep Levels, Ltd., ADRl                      1,218,875
                                                                                                                     -------------
                                                                                                                        25,497,347

--------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN COMMON STOCKS (Cost $39,862,588)
-- 12.9%                                                              30,175,543
--------------------------------------------------------------------------------

SHORT - TERM
SECURITIES**
US Government                                                       United States Treasury Bills:
Obligations --                                       977,000
51.9%                 UNR     Aaa                                    5.16% due 5/1/97                                      977,000
                      UNR     Aaa                 31,937,000         4.98% due 5/8/97 (c)                               31,907,937
                      UNR     Aaa                  1,653,000         4.96% due 5/15/97                                   1,649,991
                      UNR     Aaa                 13,511,000         4.97% due 5/22/97                                  13,473,845
                      UNR     Aaa                 24,223,000         5.05% due 5/29/97 (c)(d)                           24,132,406
                      UNR     Aaa                 48,203,000         5.17% due 7/24/97                                  47,634,205
                      UNR     Aaa                    822,000         5.22% due 8/07/97                                     810,508
                      UNR     Aaa                    203,000         5.24% due 8/14/97                                     199,929

--------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SHORT-TERM SECURITIES (Cost
$120,764,518) -- 51.9%                                               120,785,821
--------------------------------------------------------------------------------

Total investments (cost $224,260,292) -- 92.2%                                                                         214,762,267
Put options purchased (cost $18,703,758) -- 2.2%+                                                                        5,069,750
Variation margin on open futures contracts -- 0.1%++                                                                       305,250
Other assets less liabilities -- 5.5%                                                                                   12,754,951
                                                                                                                     -------------
Net Assets -- 100.0%                                                                                          $232,892,218
                                                                                                                     -------------
                                                                                                                     -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Schedule of Investments  (concluded)    As of April 30, 1997

+ Put options purchased as of April 30, 1997 are as follows:

                          NUMBER OF                                                   EXPIRATION DATE/                   VALUE
                          CONTRACTS                  ISSUE                             EXERCISE PRICE                  (NOTE 1A)
                               740               S&P 500 Index           Jun. 97/550                                 $           0
                             2,310               S&P 500 Index           Jun. 97/600                                        28,875
                             1,870               S&P 500 Index           Sep. 97/625                                       315,563
                               525               S&P 500 Index           Dec. 97/600                                       137,812
                               700               S&P 500 Index           Dec. 97/625                                       262,500
                               500               S&P 500 Index           Dec. 97/700                                       600,000
                               100              S&P Flex Index           Sep. 97/700                                        71,250
                               980              S&P Flex Index           Dec. 97/600                                       269,500
                               750              S&P Flex Index           Dec. 97/700                                       881,250
                               565              S&P Flex Index           Mar. 98/775                                     1,808,000
                               400              S&P Flex Index           Jun. 98/700                                       695,000
                                                                                                                     -------------
                                          Total Put Options Purchased
                                              (cost $18,703,758)                                                     $   5,069,750
                                                                                                                     -------------
                                                                                                                     -------------

++ Open futures contracts as of April 30, 1997 are as follows:

                                                                                                               UNREALIZED
                           NUMBER OF                                                            VALUE         APPRECIATION
                           CONTRACTS                   ISSUE              EXPIRATION DATE     (NOTE 1A)       (DEPRECIATION)
    FUTURES PURCHASED:          360        S&P 500 Index                  Jun. 97            $144,504,000       $3,797,825
         FUTURES SOLD:           75        S&P 500 Index                  Sept. 97            (30,405,000)        (827,500)
                                200        S&P 500 Index                  Dec. 97             (81,960,000)      (2,185,000)
                                 90        S&P 500 Index                  Mar. 98             (37,305,000)      (1,487,308)
                                                                                             ------------     ------------
                                                                                             $ (5,166,000)      $ (701,983)
                                                                                             ------------     ------------
                                                                                             ------------     ------------

  +++  Global Depositary Receipt (GDR)
    l  American Depositary Receipt (ADR).
  UNR  Unrated by Standard & Poor's or Moody's.
    *  Ratings shown have not been audited by Ernst & Young LLP.
       These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of
   **  purchase by the Fund.
  (a)  Non-income producing.
  (b)  Guaranteed by the Republic of South Africa.
  (c)  Partially held by broker as collateral for open short positions.
  (d)  Partially held by the custodian in a segregated account as collateral for open futures positions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Statement of Securities Sold Short      As of April 30, 1997

                                                                                                                         VALUE
COMMON STOCKS                               SHARES                                  ISSUE                              (NOTE 1A)
Finance -- 0.3%                              24,000        Advanta                                                   $     570,000
                                                                                                                     -------------
Manufacturing --
15.5%                                        51,300        AMP                                                           1,840,388
                                             30,800        Allergan                                                        823,900
                                             42,000        Analog Devices                                                1,123,500
                                             37,800        Bard (C.R.)                                                   1,200,150
                                             26,000        Bausch & Lomb                                                 1,049,750
                                             29,300        Black & Decker                                                  981,550
                                             51,000        Boise Cascade                                                 1,695,750
                                             42,600        Cabot                                                           937,200
                                             22,800        Champion International                                        1,060,200
                                             80,000        Cooper Tire & Rubber                                          1,760,000
                                             12,900        Dow Chemical                                                  1,094,888
                                             19,200        Eastman Chemical                                                979,200
                                             17,800        General Motors, CL. H                                           956,750
                                             29,000        Great Lakes Chemical                                          1,228,875
                                             29,200        IMC Global                                                    1,076,750
                                             40,000        International Flavors & Fragrances                            1,685,000
                                             50,000        International Paper                                           2,112,500
                                             24,200        Kellogg                                                       1,687,950
                                             40,000        Komag                                                         1,130,000
                                             40,000        Louisiana Pacific                                               745,000
                                             23,800        Morton International                                            996,625
                                             24,800        Polaroid                                                      1,202,800
                                             20,000        Readers Digest Association, Cl. A                               460,000
                                             60,300        Rubbermaid                                                    1,447,200
                                             33,500        Safeguard Scientifics                                           745,375
                                             35,300        Scientific-Atlanta                                              564,800
                                             44,100        Silicon Valley Group                                            906,806
                                             22,600        Tenneco                                                         901,175
                                             33,400        UST                                                             872,575
                                             36,000        VLSI Technology                                                 715,500
                                             32,100        Westvaco                                                        898,800
                                             25,200        Whirlpool                                                     1,178,100
                                                                                                                     -------------
                                                                                                                        36,059,057
                                                                                                                     -------------
Retail -- 2.9%                               43,400        AutoZone                                                      1,063,300
                                             35,000        Dillard Department Stores, Cl. A                              1,080,625
                                             26,800        Fastenal                                                      1,045,200
                                             33,400        Just For Feet                                                   530,225
                                             47,900        PETsMART                                                        805,319
                                             40,700        Toys R Us                                                     1,159,950
                                             32,100        Winn-Dixie Stores                                             1,115,475
                                                                                                                     -------------
                                                                                                                         6,800,094
                                                                                                                     -------------
Services -- 4.3%                             46,300        BTG                                                             694,500
                                             31,000        Ceridian                                                      1,034,625
                                             31,600        Circus Circus Enterprises                                       762,350
                                             28,500        Express Scripts, Cl. A                                        1,047,375
                                             47,900        Gaylord Entertainment, Cl. A                                  1,011,888
                                             52,800        Harrah's Entertainment                                          844,800
                                             42,000        Health Management Systems                                       231,000
                                             35,000        Medic Computer Systems                                          546,875
                                             30,300        Molten Metal Technology                                         170,437
                                             35,400        Multicare                                                       659,325
                                             20,000        PRI Automation                                                1,025,000
                                             21,300        Shared Medical Systems                                          897,262
                                              8,000        Synopsys                                                        255,000
                                             31,200        WMX Technologies                                                916,500
                                                                                                                     -------------
                                                                                                                        10,096,937
                                                                                                                     -------------
Transportation & Communication --
1.8%                                         54,700        Brightpoint                                                   1,196,563
                                            114,000        Hong Kong Telecommunications, ADRl                            1,952,250
                                             78,000        NEXTEL Communications, CL. A                                  1,028,625
                                                                                                                     -------------
                                                                                                                         4,177,438

--------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds
$64,174,238) -- 24.8%                                                $57,703,526
--------------------------------------------------------------------------------

    l  American Depositary Receipt (ADR).

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc. Statements of Assets and Liabilities        As of
April 30, 1997

                                                          STRATEGY         CAPITAL
                                                            FUND          VALUE FUND
                                                        ------------     ------------
ASSETS:
Investments at value (cost $172,990,011 and
  $224,260,292, respectively) (Note 1a).............    $175,935,029     $214,762,267
Put options purchased (cost $20,998,309 and
  $18,703,758, respectively) (Note 1a)..............       6,902,344        5,069,750
Cash................................................              --           45,155
Receivable from brokers for proceeds on securities
sold short..........................................              --       64,174,238
Receivables:
    Interest........................................       6,011,714        1,982,664
    Capital stock sold..............................         638,670          127,367
    Securities sold.................................       3,960,997        4,616,727
    Variation margin on open futures contracts......         436,000          305,250
    Dividends.......................................          51,563          960,638
Unrealized appreciation on foreign exchange
contracts...........................................           9,545               --
Other assets........................................          15,456           33,638
                                                        ------------     ------------
    Total assets....................................     193,961,318      292,077,694
                                                        ------------     ------------
LIABILITIES:
Payables:
    Short sales (proceeds $64,174,238)..............              --       57,703,526
    Dividends to shareholders (Note 1f).............       1,214,760               --
    Capital stock redeemed..........................       1,260,620          748,077
    Payable for forward foreign exchange contracts
    -- closed.......................................          29,704          106,162
    Investment advisory fees (Note 2)...............          72,854           79,861
    Sub-investment advisory fees (Note 2)...........          24,284           69,878
    Administrative fees (Note 2)....................          38,544               --
    Service and Distribution Plan fees (Note 2).....          20,881           95,602
    Transfer agent fees (Note 2)....................          28,725           70,145
    Securities purchased............................              --           55,307
Accrued expenses and other liabilities..............         205,204          256,918
                                                        ------------     ------------
    Total liabilities...............................       2,895,576       59,185,476
                                                        ------------     ------------
NET ASSETS..........................................    $191,065,742     $232,892,218
                                                        ------------     ------------
                                                        ------------     ------------
NET ASSETS CONSIST OF:
    Paid in capital.................................    $235,281,121     $400,222,785
    Undistributed net investment income.............      10,656,233        8,372,853
    Accumulated net realized gain/(loss) on foreign
    currency transactions...........................      (4,680,706)       1,219,208
    Accumulated net realized loss on investments,
      put options purchased, futures and short sale
      transactions..................................     (40,494,254)    (159,526,276)
    Net unrealized appreciation on short sale
    transactions....................................              --        6,470,712
    Net unrealized depreciation on investments, put
      options purchased and
      futures transactions..........................      (9,693,497)     (23,834,016)
    Net unrealized depreciation on foreign currency
    transactions....................................          (3,155)         (33,048)
                                                        ------------     ------------
NET ASSETS..........................................    $191,065,742     $232,892,218
                                                        ------------     ------------
                                                        ------------     ------------
SHARES OF COMMON STOCK OUTSTANDING:
    Class O shares:
      150 million of $0.001 par value authorized....      17,339,751               --
                                                        ------------     ------------
                                                        ------------     ------------
    Class A shares:
      200 million of $0.001 par value authorized....       5,578,788               --
                                                        ------------     ------------
                                                        ------------     ------------
      125 million of $0.001 par value authorized....              --       18,664,086
                                                        ------------     ------------
                                                        ------------     ------------
    Class B shares:
      125 million of $0.001 par value authorized....              --        7,650,648
                                                        ------------     ------------
                                                        ------------     ------------
    Class C shares:
      200 million of $0.001 par value authorized....       1,681,639               --
                                                        ------------     ------------
                                                        ------------     ------------
      125 million of $0.001 par value authorized....              --          875,473
                                                        ------------     ------------
                                                        ------------     ------------
    Class R shares:
      125 million of $0.001 par value authorized....              --           13,569
                                                        ------------     ------------
                                                        ------------     ------------
NET ASSET VALUE PER SHARE:
    Class O shares:
      $134,719,169 / 17,339,751 shares..............    $       7.77               --
                                                        ------------     ------------
                                                        ------------     ------------
    Class A shares:
      $43,326,763 / 5,578,788 shares and
        $160,833,817 / 18,664,086 shares,
        respectively................................    $       7.77     $       8.62
                                                        ------------     ------------
                                                        ------------     ------------
    Class B shares:
      $64,670,670 / 7,650,648 shares................              --     $       8.45
                                                        ------------     ------------
                                                        ------------     ------------
    Class C shares:
      $13,019,810 / 1,681,639 shares and $7,270,826
      / 875,473 shares, respectively................    $       7.74     $       8.31
                                                        ------------     ------------
                                                        ------------     ------------
    Class R shares:
      $116,905 / 13,569 shares......................              --     $       8.62
                                                        ------------     ------------
                                                        ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc. Statements of Operations for the Year Ended
April 30, 1997

                                                          STRATEGY         CAPITAL
                                                            FUND          VALUE FUND
                                                        ------------     ------------
INVESTMENT INCOME (NOTE 1E):
Interest and discount earned........................    $ 18,186,195     $ 18,152,632
Dividends (net of withholding tax of $33,785 and
$26,177, respectively)..............................         816,374        4,311,372
                                                        ------------     ------------
    Total investment income.........................      19,002,569       22,464,004
                                                        ------------     ------------
EXPENSES:
Investment advisory fees (Note 2)...................       1,072,398        1,161,510
Administrative fees (Note 2)........................         551,621               --
Dividends on securities sold short..................              --        1,414,030
Transfer agent fees (Note 2)........................         472,873          360,405
Sub-investment advisory fees (Note 2)...............         357,466          946,711
Service and Distribution Plan fees (Note 2).........         237,449        1,299,845
Printing and shareholder reports....................          53,683           77,246
Registration fees...................................          38,368           64,289
Legal fees..........................................          93,690          124,611
Insurance...........................................          58,646            5,190
Directors' fees and expenses........................          48,008           40,528
Custodian fees......................................          19,704           70,473
Audit fees..........................................          32,000           50,675
Other operating expenses............................           7,754            4,435
                                                        ------------     ------------
    Total expenses..................................       3,043,660        5,619,948
                                                        ------------     ------------
NET INVESTMENT INCOME...............................      15,958,909       16,844,056
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS (NOTES 1B, 1C, 1E & 3):
Net realized loss on investments, put options
purchased and futures
    transactions....................................     (16,069,197)     (23,936,012)
Net realized loss on short sale transactions........              --      (15,283,826)
Net realized gain (loss) on foreign currency
transactions........................................      (6,194,936)       1,219,208
Change in net unrealized appreciation (depreciation)
    on investments, put options purchased and
    futures transactions............................      (5,330,396)     (26,007,617)
Change in net unrealized appreciation on securities
short sale transactions.............................              --        8,515,695
Change in net unrealized depreciation on foreign
currency transactions...............................         (67,194)         (33,048)
                                                        ------------     ------------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS.......................    $(11,702,814)    $(38,681,544)
                                                        ------------     ------------
                                                        ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc. Statements of Changes in Net Assets

                                                                STRATEGY FUND                         CAPITAL VALUE FUND
                                                         FOR THE             FOR THE             FOR THE          FOR THE SEVEN
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED         MONTHS ENDED
                                                      APRIL 30, 1997      APRIL 30, 1996      APRIL 30, 1997      APRIL 30, 1996
                                                     ----------------    ----------------    ----------------    ----------------
OPERATIONS:        Net investment income..........     $ 15,958,909        $ 21,479,096        $ 16,844,056        $  6,879,172
                   Net realized gain (loss) on
                     investments, put options
                     purchased and futures
                     transactions.................      (16,069,197)         (6,887,974)        (23,936,012)         24,598,637
                   Net realized loss on short sale
                     transactions.................               --                  --         (15,283,826)         (3,510,946)
                   Net realized gain (loss) on
                     foreign currency
                     transactions.................       (6,194,936)          5,554,446           1,219,208            (842,088)
                   Change in net unrealized
                     appreciation (depreciation)
                     on investments, put options
                     purchased and futures
                     transactions.................       (5,330,396)        (11,450,400)        (26,007,617)        (21,230,637)
                   Change in net unrealized
                     appreciation (depreciation)
                     on short sale transactions...               --                  --           8,515,695             492,239
                   Change in net unrealized
                     appreciation (depreciation)
                     on foreign currency
                     transactions.................          (67,194)           (120,704)            (33,048)          5,383,533
                                                     ----------------    ----------------    ----------------    ----------------
                   Net increase (decrease) in net
                     assets resulting from
                     operations...................      (11,702,814)          8,574,464         (38,681,544)         11,769,910
                                                     ----------------    ----------------    ----------------    ----------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS:      Investment income -- net
                     Class O shares...............       (9,509,711)        (16,495,114)                 --                  --
                     Class A shares...............       (2,663,922)         (3,453,678)        (11,184,613)        (10,905,352)
                     Class B shares...............               --                  --          (4,074,703)         (2,909,347)
                     Class C shares*..............         (629,042)             (6,837)           (351,412)            (29,071)
                     Class R shares*..............               --                  --              (1,757)                (44)
                   Realized transaction gain --
                     net
                     Class O shares...............       (3,149,588)                 --                  --                  --
                     Class A shares...............         (757,462)                 --                  --                  --
                     Class C shares*..............         (133,166)                 --                  --                  --
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in net assets
                     resulting from dividends and
                     distributions................      (16,842,891)        (19,955,629)        (15,612,485)        (13,843,814)
                                                     ----------------    ----------------    ----------------    ----------------
CAPITAL STOCK
TRANSACTIONS:      Net proceeds from shares sold:
                     Class A shares...............       18,898,271          11,109,682          80,556,216          27,095,651
                     Class B shares...............               --                  --          27,051,810          18,392,593
                     Class C shares*..............       23,119,248             367,799           8,482,514           3,593,718
                     Class R shares*..............               --                  --             124,254                 270
                   Dividends and distributions
                     reinvested:
                     Class O shares...............        2,306,043           2,440,189                  --                  --
                     Class A shares...............        1,072,115           1,062,696           7,737,035           6,964,456
                     Class B shares...............               --                  --           2,459,697           1,653,446
                     Class C shares*..............          136,605                 875             130,312              29,071
                     Class R shares*..............               --                  --               1,757                  44
                   Cost of shares redeemed:
                     Class O shares...............      (70,907,354)        (98,585,628)                 --                  --
                     Class A shares...............      (24,374,508)        (22,354,127)       (130,659,314)        (61,921,614)
                     Class B shares...............               --                  --         (31,821,065)        (25,781,438)
                     Class C shares*..............       (8,756,049)            (41,285)         (3,667,272)            (62,459)
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in net assets
                     resulting from capital stock
                     transactions.................      (58,505,629)       (105,999,799)        (39,604,056)        (30,036,262)
                                                     ----------------    ----------------    ----------------    ----------------
                   Decrease in net assets.........      (87,051,334)       (117,380,964)        (93,898,085)        (32,110,166)
NET ASSETS:        Beginning of period............      278,117,076         395,498,040         326,790,303         358,900,469
                                                     ----------------    ----------------    ----------------    ----------------
                   End of period..................     $191,065,742        $278,117,076        $232,892,218        $326,790,303
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------
                   Undistributed net investment
                     income.......................     $ 10,656,233        $  7,472,754        $  8,372,853        $  7,141,282
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------

*Class C shares of Strategy Fund were introduced on August 1, 1995; Class C shares and Class R shares of Capital Value Fund were introduced on
 August 22, 1995.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc. Statements of Changes in Net Assets
(concluded)

                                                                STRATEGY FUND                         CAPITAL VALUE FUND
                                                         FOR THE             FOR THE             FOR THE          FOR THE SEVEN
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED         MONTHS ENDED
                                                      APRIL 30, 1997      APRIL 30, 1996      APRIL 30, 1997      APRIL 30, 1996
                                                     ----------------    ----------------    ----------------    ----------------
CAPITAL STOCK
TRANSACTIONS:      Shares sold:
                     Class A shares...............        2,270,514           1,245,317           8,386,923           2,562,332
                     Class B shares...............               --                  --           2,817,342           1,768,677
                     Class C shares*..............        2,704,967              40,733             916,595             347,688
                     Class R shares*..............               --                  --              13,254                  26
                   Shares issued for dividends and
                     distributions reinvested:
                     Class O shares...............          277,417             273,782                  --                  --
                     Class A shares...............          128,972             119,302             848,331             688,868
                     Class B shares...............               --                  --             274,214             165,676
                     Class C shares*..............           16,697                  99              14,775               2,948
                     Class R shares*..............               --                  --                 193                   4
                   Shares redeemed:
                     Class O shares...............       (8,457,567)        (10,995,465)                 --                  --
                     Class A shares...............       (2,931,757)         (2,495,609)        (13,484,994)         (5,880,857)
                     Class B shares...............               --                  --          (3,322,387)         (2,491,504)
                     Class C shares*..............       (1,076,210)             (4,647)           (400,566)             (6,061)
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in shares
                     outstanding..................       (7,066,967)        (11,816,488)         (3,936,320)         (2,842,203)
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------

*Class C shares of Strategy Fund were introduced on August 1, 1995; Class C shares and Class R shares of Capital Value Fund were introduced on
 August 22, 1995.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.     Strategy Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                                           FOR THE
                                                                                                                             YEAR
                                                       FOR THE YEAR                           FOR THE YEAR                  ENDED
                                                          ENDED                                   ENDED                     APRIL
                                                      APRIL 30, 1997                         APRIL 30, 1996                30, 1995
                                            ----------------------------------      ---------------------------------      --------
                                            CLASS O       CLASS A      CLASS C      CLASS O     CLASS A     CLASS C++      CLASS O
                                            --------      -------      -------      --------    -------     ---------      --------
NET ASSET VALUE, BEGINNING OF PERIOD......  $   8.78      $  8.78      $  8.77      $   9.10    $  9.10      $  9.00       $   9.40
                                            --------      -------      -------      --------    -------     ---------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................      0.78         0.54         0.45          0.76       0.57         0.37           0.66
Net realized and unrealized gain (loss) on
 investments, put options purchased,
 futures transactions and foreign currency
 transactions.............................     (1.19)       (0.96)       (0.95)        (0.53)     (0.36)       (0.22)         (0.44)
                                            --------      -------      -------      --------    -------     ---------      --------
   Total from investment operations.......     (0.41)       (0.42)       (0.50)         0.23       0.21         0.15           0.22
                                            --------      -------      -------      --------    -------     ---------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income......     (0.47)       (0.46)       (0.41)        (0.55)     (0.53)       (0.38)         (0.52)
Dividends from realized gains on foreign
 currency transactions....................     (0.13)       (0.13)       (0.12)        --         --           --             --
                                            --------      -------      -------      --------    -------     ---------      --------
   Total dividends........................     (0.60)       (0.59)       (0.53)        (0.55)     (0.53)       (0.38)         (0.52)
                                            --------      -------      -------      --------    -------     ---------      --------
NET ASSET VALUE, END OF PERIOD............  $   7.77      $  7.77      $  7.74      $   8.78    $  8.78      $  8.77       $   9.10
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Total investment return (1)...............     (4.85)%      (5.10)%      (5.94)%        2.66%      2.40%        1.96%(3)       2.39%
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000 omitted)...  $134,719      $43,327      $13,020      $224,148    $53,652      $   317       $329,624
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Ratio of expenses to average net assets...      1.18%        1.43%        2.14%         1.23%      1.48%        2.28%(4)       1.14%
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Ratio of net investment income to average
 net assets...............................      6.80%        6.55%        5.81%         6.56%      6.33%        5.79%(4)       6.19%
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Portfolio turnover rate...................       126%         126%         126%           96%        96%          96%           100%
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Average commission rate paid (5)..........  $ 0.0600      $0.0600      $0.0600           N/A        N/A          N/A            N/A
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------


                                                            FOR THE YEAR             FOR THE YEAR
                                                               ENDED                     ENDED
                                                           APRIL 30, 1994           APRIL 30, 1993
                                                        --------------------     ---------------------
                                            CLASS A     CLASS O      CLASS A     CLASS O      CLASS A+
                                            -------     --------     -------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD......  $  9.41     $   9.27     $  9.27     $   9.56     $  9.55
                                            -------     --------     -------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................     0.52         0.77        0.68         0.90        0.64
Net realized and unrealized gain (loss) on
 investments, put options purchased,
 futures transactions and foreign currency
 transactions.............................    (0.34)        0.15        0.22        (0.39)      (0.28 )
                                            -------     --------     -------     --------     --------
   Total from investment operations.......     0.18         0.92        0.90         0.51        0.36
                                            -------     --------     -------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income......    (0.49)       (0.77)      (0.74)       (0.75)      (0.64 )
Dividends from realized gains on foreign
 currency transactions....................    --           (0.02)      (0.02)       (0.05)      --
                                            -------     --------     -------     --------     --------
   Total dividends........................    (0.49)       (0.79)      (0.76)       (0.80)      (0.64 )
                                            -------     --------     -------     --------     --------
NET ASSET VALUE, END OF PERIOD............  $  9.10     $   9.40     $  9.41     $   9.27     $  9.27
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Total investment return (1)...............     1.94%       10.13%       9.91%        5.70%       5.42 %(2)
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000 omitted)...  $65,874     $464,937     $91,454     $548,514     $23,492
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Ratio of expenses to average net assets...     1.46%        1.07%       1.40%        1.06%       1.41 %(4)
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Ratio of net investment income to average
 net assets...............................     5.83%        7.57%       6.85%        8.95%       8.74 %(4)
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Portfolio turnover rate...................      100%          31%         31%          56%         56 %
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Average commission rate paid (5)..........      N/A          N/A         N/A          N/A         N/A
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------

   +
  ++
 (1)
 (2)
 (3)
 (4)
 (5)

   +  Class A shares were introduced on July 15, 1992. Except as indicated below, information is presented for the period from July
15, 1992 to April 30, 1993.

  ++  Class C shares were introduced on August 1, 1995. Except as indicated below, information is presented for the period from Augu st 1, 1995 to April 30, 1996.
 (1)  Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total inve stment returns for periods of less than
      one full year are not annualized.

 (2)  Total investment return is presented for the year ended April 30, 1993. For the period prior to July 15, 1992, total investmen
t return does not reflect service and
      distribution fees because such fees were not paid during that period.

 (3)  Total investment return is presented for the year ended April 30, 1996. For the period prior to August 1, 1995, total investme nt return is based upon the total
      investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expense
s borne by Class C shares.
 (4)  Annualized.

 (5)  For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate paid per shar
e for purchases and sales of investment
      securities.


                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.     Capital Value Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                      FOR THE SEVEN
                                                      FOR THE YEAR ENDED                               MONTHS ENDED
                                                        APRIL 30, 1997                                APRIL 30, 1996
                                        -----------------------------------------------     ----------------------------------
                                        CLASS A      CLASS B      CLASS C      CLASS R      CLASS A      CLASS B      CLASS C
                                        --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $  10.54     $  10.38     $  10.24     $  10.53     $  10.61     $  10.41     $  10.41
                                        --------     --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............        0.59         0.54         0.57         0.82(4)      0.22         0.18         0.44
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       (1.92)       (1.93)       (1.91)       (2.13)(4)     0.17         0.16        (0.12)
                                        --------     --------     --------     --------     --------     --------     --------
   Total from investment
   operations.......................       (1.33)       (1.39)       (1.34)       (1.31)(4)     0.39         0.34         0.32
                                        --------     --------     --------     --------     --------     --------     --------
LESS DIVIDENDS
Dividends from net investment
 income.............................       (0.59)       (0.54)       (0.59)       (0.60)       (0.46)       (0.37)       (0.49)
                                        --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD......    $   8.62     $   8.45     $   8.31     $   8.62     $  10.54     $  10.38     $  10.24
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Total investment return (1).........      (12.97%)     (13.69%)     (13.47%)     (12.83%)       3.81%        3.36%        3.30%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................    $160,834     $ 64,671     $  7,271     $    117     $241,472     $ 81,786     $  3,531
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of expenses to average net
 assets.............................        1.28%        2.03%        2.07%        1.19%        0.75%(2)     1.18%(2)     1.28%(2)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............        0.51%        0.50%        0.47%        0.38%        0.18%(2)     0.19%(2)     0.18%(2)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of net investment income to
 average net assets.................        6.16%        5.52%        6.02%        8.65%        2.13%(2)     1.70%(2)     1.71%(2)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Portfolio turnover rate.............         399%         399%         399%         399%          56%(2)       56%(2)       56%(2)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Average commission rate paid (3)....    $ 0.0313     $ 0.0313     $ 0.0313     $ 0.0313     $ 0.0531     $ 0.0531     $ 0.0531
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------


                                      CLASS R
                                      --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $  10.62
                                      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............      0.30
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............      0.09
                                      --------
   Total from investment
   operations.......................      0.39
                                      --------
LESS DIVIDENDS
Dividends from net investment
 income.............................     (0.48)
                                      --------
NET ASSET VALUE, END OF PERIOD......  $  10.53
                                      --------
                                      --------
Total investment return (1).........      3.97%
                                      --------
                                      --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................  $      1
                                      --------
                                      --------
Ratio of expenses to average net
 assets.............................      0.61%(2)
                                      --------
                                      --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............      0.17%(2)
                                      --------
                                      --------
Ratio of net investment income to
 average net assets.................      2.28%(2)
                                      --------
                                      --------
Portfolio turnover rate.............        56%(2)
                                      --------
                                      --------
Average commission rate paid (3)....  $ 0.0531
                                      --------
                                      --------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.     Capital Value Fund     Financial Highlights
(concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                                      FOR THE
                                                                                                                        YEAR
                                                         FOR THE YEAR                           FOR THE YEAR           ENDED
                                                             ENDED                                  ENDED             SEPTEMBER
                                                      SEPTEMBER 30, 1995                     SEPTEMBER 30, 1994       30, 1993
                                        -----------------------------------------------     ---------------------     --------
                                        CLASS A      CLASS B      CLASS C+     CLASS R+     CLASS A      CLASS B      CLASS A
                                        --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $  11.88     $  11.69     $  10.64     $  10.84     $  11.42     $  11.32     $  12.41
                                        --------     --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............        0.36         0.31         0.02         0.04         0.24         0.23         0.24
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       (1.37)       (1.38)       (0.25)       (0.26)        0.46         0.38        (0.62)
                                        --------     --------     --------     --------     --------     --------     --------
   Total from investment
   operations.......................       (1.01)       (1.07)       (0.23)       (0.22)        0.70         0.61        (0.38)
                                        --------     --------     --------     --------     --------     --------     --------
LESS DIVIDENDS
Dividends from net investment
 income.............................       (0.26)       (0.21)          --           --        (0.24)       (0.24)       (0.61)
                                        --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD......    $  10.61     $  10.41     $  10.41     $  10.62     $  11.88     $  11.69     $  11.42
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Total investment return (1).........       (8.58%)      (9.27%)      (2.26%)      (2.03%)       6.14%        5.35%       (2.70%)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................    $271,052     $ 87,847     $      1     $      1     $402,708     $108,532     $412,316
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of expenses to average net
 assets.............................        1.24%        1.99%        0.26%(2)     0.14%(2)     1.21%        1.99%        1.23%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............        0.45%        0.45%        0.06%(2)     0.04%(2)     0.39%        0.40%        0.45%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of net investment income to
 average net assets.................        3.61%        2.86%        0.23%(2)     0.38%(2)     2.06%        1.39%        1.94%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Portfolio turnover rate.............          55%          55%          55%          55%          46%          46%          42%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Average commission rate paid (3)....         N/A          N/A          N/A          N/A          N/A          N/A          N/A
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------


                                       CLASS B+
                                      ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................   $  10.58
                                      ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............       0.03
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       0.71
                                      ----------
   Total from investment
   operations.......................       0.74
                                      ----------
LESS DIVIDENDS
Dividends from net investment
 income.............................         --
                                      ----------
NET ASSET VALUE, END OF PERIOD......   $  11.32
                                      ----------
                                      ----------
Total investment return (1).........       6.99%
                                      ----------
                                      ----------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................   $ 30,378
                                      ----------
                                      ----------
Ratio of expenses to average net
 assets.............................       1.49%(2)
                                      ----------
                                      ----------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............       0.31%(2)
                                      ----------
                                      ----------
Ratio of net investment income to
 average net assets.................       0.83%(2)
                                      ----------
                                      ----------
Portfolio turnover rate.............         42%
                                      ----------
                                      ----------
Average commission rate paid (3)....        N/A
                                      ----------
                                      ----------

 (+)  Class B shares were introduced on January 15, 1993; Class C shares and Class R shares were introduced on August 22, 1995.


 (1)  Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

 (2)  Not annualized.

 (3)  For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

 (4)  Based on average shares outstanding.


                       See notes to financial statements.

COMSTOCK PARTNERS FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS:

1. SIGNIFICANT ACCOUNTING POLICIES:

Comstock Partners Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund"). The Company accounts separately for the assets, liabilities and operations of each Fund. The Strategy Fund is a non-diversified portfolio with an investment objective to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Capital Value Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income. The Company originally commenced operations in May of 1988 as a closed-end investment company, with the Strategy Fund as its only portfolio. At a special meeting of shareholders on June 14, 1991, holders of a majority of the Company's outstanding shares voted to approve the conversion of the Company to an open-end investment company. The Company converted to open-end status on August 1, 1991. On July 15, 1992, a second class of shares of the Strategy Fund, Class A, was created and, on August 1, 1995, a third class of shares of the Strategy Fund, Class C, was created. On February 8, 1996, (i) the Company changed its name from Comstock Partners Strategy Fund, Inc., to Comstock Partners Funds, Inc. (ii) the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund in exchange for shares in the Capital Value Fund. The Capital Value Fund offers Class A, Class B, Class C, and Class R shares.

Premier Mutual Fund Services, Inc. (the "Distributor") acts as distributor of the Funds' shares. Each Class O, Class A and Class C share of the Strategy Fund and each Class A, Class B, Class C, and Class R share of the Capital Value Fund represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B, and C shares of the Funds bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B, and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A shares of each Fund are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase. Class C shares of each Fund are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Class O shares are no longer issued by the Company except in connection with the reinvestment of dividends on outstanding Class O shares.

The following is a summary of significant accounting policies followed by the
Company:

Strategy Fund and Capital Value Fund:

(a) Valuation of investments--Securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Securities traded in the over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of trading on such day by dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued based on prices or quotes obtained from the broadest and most representative market.

Options purchased are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from a dealer.

Futures contracts are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors.

Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost which approximates market value.

(b) Derivative financial instruments--The Funds may engage in various portfolio strategies to seek to generate income or gains or as a hedge against its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward foreign exchange contracts--The Funds are authorized to enter into forward foreign exchange contracts to seek to generate income or gains or as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

Financial futures contracts--The Funds may purchase or sell financial futures contracts to seek to generate income or gains or as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the year. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the policy of the Company to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recorded as earned. Realized gains and losses are determined on the identified cost basis.

(f) Dividends and distributions--Dividends and distributions payable by the Funds are accrued on the ex-dividend date.

(g) Expenses--Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated among them on a pro rata basis.

(h) Use of estimates--The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

Strategy Fund:

(i) Reclassifications--During the year ended April 30, 1997, $27,245 was reclassified from accumulated net realized capital gains to undistributed net investment income as a result of permanent book-to-tax differences. Net assets were not affected by this reclassification.

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY, ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES:

(a) The Company, on behalf of the Funds, has engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for each Fund. Under the terms of an Amended Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser furnishes continuing investment supervision to the Strategy Fund and is responsible for the management of the Strategy Fund's portfolio. It furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser has responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Investment Adviser is entitled to receive an annual fee from the Company, on behalf of the Capital Value Fund, computed daily and paid monthly at the following annual rates: .40% of the first $300 million of the Capital Value Fund's average daily net assets,
 .45% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55% of the Capital Value Fund's average daily net assets in excess of $1 billion. During the period from July 26, 1996 to April 30, 1997, $823,026 was paid pursuant to the Investment Advisory Agreement.

The Investment Adviser has engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Strategy Fund and provides investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

The Dreyfus Corporation also acts as the sub-investment adviser to the Capital Value Fund pursuant to a separate Sub-Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and the Sub-Investment Adviser. Under that agreement, the Sub-Investment Adviser manages the short-term cash and cash-equivalent investments of the Capital Value Fund and provides investment research and other advice regarding the Capital Value Fund's portfolio. In addition, the Sub-Investment Adviser provides general advice regarding economic factors and trends and acts as administrator to the Capital Value Fund. For its services under the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser is entitled to receive an annual fee computed daily and paid monthly by the Company at the following annual rates: .35% of the first $300 million of the Capital Value Fund's average daily net assets, .30% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20% of the Capital Value Fund's average daily net assets in excess of $1 billion. During the period from July 26, 1996 to April 30, 1997, $720,146 was paid pursuant to the agreement. Prior to July 26, 1996, fees payable by the Capital Value Fund pursuant to the provisions of an Investment Advisory Agreement with the Dreyfus Corporation and a Sub-Investment Advisory Agreement with Comstock Partners (together "Agreements") were paid monthly, computed on the average daily value of the Capital Value Fund's net assets at the following annual rates:

            AVERAGE NET ASSETS                                           DREYFUS          COMSTOCK PARTNERS
            -------------------------------------------------------      -----------      ------------------
            0 up to $25 million....................................      .60 of 1%        .15 of 1%
            $25 up to $75 million..................................      .50 of 1%        .25 of 1%
            $75 up to $200 million.................................      .45 of 1%        .30 of 1%
            $200 up to $300 million................................      .40 of 1%        .35 of 1%
            in excess of $300 million..............................      .375 of 1%       .375 of 1%

During the period from May 1, 1996 through July 25, 1996, $338,484 and $226,565 were paid to The Dreyfus Corporation and Comstock Partners, respectively.

Under the terms of an Administration Agreement between the Company, on behalf of the Strategy Fund, and Princeton Administrators, L.P. ("Princeton"), Princeton performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Strategy Fund, including maintaining the books and records of the Strategy Fund, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Strategy Fund and its shares and providing the Strategy Fund with administrative office facilities. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and .175% of the Strategy Fund's average daily net assets in excess of $600 million.

The Company compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Sub-Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Funds. During the year ended April 30, 1997, such compensation amounted to $216,878 for the Capital Value Fund and $121,223 for the Strategy Fund.

(b) Service and Distribution Plan -- Class A Shares

Under the Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) pays the Sub-Investment Adviser, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class A of such Fund. During the year ended April 30, 1997, $503,530 and $123,138 were charged to the Class A shares of Capital Value Fund and Strategy Fund, respectively.

Service and Distribution Plans -- Class B Shares and Class C Shares

Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of such Fund. During the year ended April 30, 1997, $556,548 and $40,688 were charged for distributing Capital Value Fund's Class B and Class C shares, respectively, and $185,516 and $13,563 were charged for shareholder servicing for Capital Value Fund's Class B and Class C shares, respectively. For the same period, $85,733 and $28,578 were charged for distributing and shareholder servicing, respectively, for Strategy Fund's Class C shares.

(c) Certain officers and/or directors of the Company are officers and/or directors of the Investment Adviser or Dreyfus. Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $20,000 per year. Prior to July 26, 1996, each director who was not an "affiliated person" as defined in the Act received from the Capital Value Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation and each director emeritus received 50% of such compensation.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term and US Government securities, for the year ended April 30, 1997 were as follows:

                                                                     PURCHASES                    SALES
                                                                   --------------             --------------
            Strategy Fund:......................................    $ 97,189,978               $148,521,785
                                                                   --------------             --------------
                                                                   --------------             --------------
            Capital Value Fund:
              Long transactions.................................    $414,266,364               $453,671,132
              Short sale transactions...........................     121,237,124                 94,557,044
                                                                   --------------             --------------
                                                                    $535,503,488               $548,228,176
                                                                   --------------             --------------
                                                                   --------------             --------------

Capital Value Fund: The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or US Government securities sufficient to cover its short position. Securities sold short at April 30, 1997 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

Realized and unrealized gains (losses) as of April 30, 1997 were as follows:

Strategy Fund:

                                                                      REALIZED                  UNREALIZED
                                                                   GAINS (LOSSES)             GAINS (LOSSES)
                                                                   --------------             --------------
            Long-term investments...............................    $ (1,822,622)              $  2,945,032
            Short-term investments..............................           4,814                        (14)
            Put options purchased...............................     (16,523,373)               (14,095,965)
            Financial futures contracts.........................       2,271,984                  1,457,450
            Foreign currency transactions.......................      (6,194,936)                    (3,155)
                                                                   --------------             --------------
                                                                    $(22,264,133)              $ (9,696,652)
                                                                   --------------             --------------
                                                                   --------------             --------------

Capital Value Fund:

                                                                      REALIZED                  UNREALIZED
                                                                   GAINS (LOSSES)             GAINS (LOSSES)
                                                                   --------------             --------------
            Long-term investments...............................    $  1,808,131               $ (9,519,329)
            Short sale transactions.............................     (15,283,826)                 6,470,712
            Short-term investments..............................          (3,448)                    21,304
            Put options purchased...............................     (21,347,323)               (13,634,008)
            Financial futures contracts.........................      (4,393,372)                  (701,983)
            Foreign currency transactions.......................       1,219,208                    (33,048)
                                                                   --------------             --------------
                                                                    $(38,000,630)              $(17,396,352)
                                                                   --------------             --------------
                                                                   --------------             --------------

As of April 30, 1997, the cost of investments of Capital Value Fund for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for Strategy Fund for Federal income tax purposes was $195,175,590. The following summarizes the net unrealized appreciation (depreciation) on investments, put options purchased, futures transactions and short sale transactions for Federal income tax purposes for each Fund at April 30, 1997:

                                                             GROSS                GROSS
                                                          APPRECIATION         DEPRECIATION             NET
                                                          ------------         ------------         ------------
            Strategy Fund............................     $ 8,576,011          $(19,456,778)        $(10,880,767)
            Capital Value Fund.......................     $15,003,126          $(32,366,430)        $(17,363,304)

The following summarizes the capital loss carry forwards of each Fund at April 30,1997:

 EXPIRING IN FISCAL YEAR     STRATEGY FUND     CAPITAL VALUE FUND
-------------------------    -------------     ------------------
          1999                         --         $  9,100,000
          2000                $ 3,400,000           29,800,000
          2001                  8,800,000           17,800,000
          2002                         --           56,700,000
          2003                         --            9,200,000
          2004                 12,500,000           15,800,000
          2005                 14,900,000           14,200,000
                             -------------     ------------------
          Total               $39,600,000         $152,600,000
                             -------------     ------------------
                             -------------     ------------------

4. DIVIDENDS:

In May and June 1997 the Fund's Board of Directors declared ordinary income dividends for the Strategy Fund's Class O, Class A and Class C shares as follows:

         AMOUNT PER SHARE
-----------------------------------
 CLASS O      CLASS A      CLASS C        PAYABLE DATE          RECORD DATE
---------    ---------    ---------    ------------------    ------------------
$0.05000     $0.04833     $0.04157     May 30, 1997          May 21, 1997
$0.05000     $0.04832     $0.04070     June 30, 1997         June 20, 1997

--------------------------------------------------------------------------------
 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Comstock Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and statement of securities sold short, of Comstock Partners Funds, Inc. (comprising, Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund) as of April 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods indicated therein and financial highlights, with respect to Comstock Partners Strategy Fund, for each of the two years in the period then ended and with respect to Comstock Partners Capital Value Fund, for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights, with respect to Comstock Partners Strategy Fund, for each of the three years in the period ended April 30, 1995 were audited by other auditors whose opinion dated May 31,1995 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of each of the Funds constituting Comstock Partners Funds, Inc. at April 30,1997, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

New York, New York
June 10, 1997